UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )
  ___________________________________
Filed by the Registrant   ☒                            Filed by a Party other than the Registrant   ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
Carter's, Inc.
(Name of Registrant as Specified In Its Charter)
Not applicable.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

April 4, 2025
Dear Shareholder,
It is my pleasure to invite you to attend our 2025 Annual Meeting of Shareholders on Wednesday, May 14,
2025 (the “Annual Meeting”). The meeting will be held in a virtual format.
The attached 2025 Notice of Annual Meeting of Shareholders and Proxy Statement describe the formal business to be conducted at the meeting. Whether or not you plan to attend the Annual Meeting, your shares can be represented if you promptly submit your voting instructions over the internet, by telephone, by completing, signing, dating, and returning your proxy card in the enclosed envelope, or by following the instructions you have received from your broker or other nominee.
On behalf of our Board of Directors and Leadership Team, thank you for your investment in Carter's, Inc.
Sincerely,
William J. Montgoris
Non-Executive Chairman of the Board
2025 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
This Meeting Notice highlights information described in other parts of this 2025 Proxy Statement and does not contain all information you should consider in voting. Please read the entire 2025 Proxy Statement carefully before voting.
To our shareholders,
You are invited to attend our 2025 Annual Meeting to be held as follows in a virtual meeting format:
ITEMS OF BUSINESS

Item	Board's Recommendation	Voting Approval Standard	Effect of Abstention	Effect of Broker Non- Vote
Election of 11 nominated directors	FOR	More votes “For” than "Against"	No effect	No effect
Advisory approval of compensation of named executive officers	FOR	More votes “For” than "Against"	No effect	No effect
Ratification of appointment of PricewaterhouseCoopers LLP for fiscal 2025	FOR	Majority of votes properly cast at the meeting	No effect	Not applicable
In addition, at the Annual Meeting we will conduct any other business that may properly come before the meeting. See
Question 18 of the “Questions and Answers About the 2025 Annual Meeting” beginning on page 78 for more information.
PROXY SOLICITATION
The Board solicits the enclosed proxy for the 2025 Annual Meeting and any adjournment or postponement of the 2025
Annual Meeting. Any proxy may be revoked at any time prior to its exercise at the 2025 Annual Meeting.
VOTING
You may vote if you held shares of Carter's common stock as of the record date (March 20, 2025). You are able to vote your shares by providing instructions to the proxy holders who will then vote in accordance with your instructions. We urge you to read the 2025 Proxy Statement carefully and to vote in accordance with the recommendations of the Board.
QUESTIONS AND ANSWERS ABOUT THE 2025 ANNUAL MEETING
We encourage you to review the section "Questions and Answers About the 2025 Annual Meeting" for answers to common questions about the virtual meeting, proxy materials, voting, and other topics.
By order of the Board of Directors,
Secretary
Approximate Date of Mailing of Proxy Materials or Notice of Internet Availability:
April 4, 2025

FORWARD-LOOKING STATEMENTS
Statements contained in this proxy statement that are not historical fact and use predictive words such as
“estimates”, “outlook”, “guidance”, “expect”, “believe”, “intend”, “designed”, “target”, “plans”, “may”, “will”,
“are confident” and similar words are forward-looking statements (as such term is defined in the Private
Securities Litigation Reform Act of 1995). These forward-looking statements and related assumptions involve risks and uncertainties that could cause actual results and outcomes to differ materially from any forward-
looking statements or views expressed in this proxy statement. These risks and uncertainties include, but are not limited to, those discussed in the subsection entitled “Risk Factors” under Part I, Item 1A, of our most recent
Annual Report on 10-K, and otherwise in our reports and filings with the Securities and Exchange Commission, as well as the following factors: changes in global economic and financial conditions, and the resulting impact on consumer confidence and consumer spending, as well as other changes in consumer discretionary spending habits; risks related to public health crises; risks related to consumer tastes and preferences, as well as fashion trends; the failure to protect our intellectual property; the diminished value of our brands, potentially as a result of negative publicity or unsuccessful branding and marketing efforts; delays, product recalls, or loss of revenue due to a failure to meet our quality standards; risks related to uncertainty regarding the future of international trade agreements; increased competition in the marketplace; financial difficulties for one or more of our major customers; identification of locations and negotiation of appropriate lease terms for our retail stores; distinct risks facing our eCommerce business; failure to forecast demand for our products and our failure to manage our inventory; increased margin pressures, including increased cost of materials and labor and our inability to successfully increase prices to offset these increased costs; continued inflationary pressures with respect to labor and raw materials and global supply chain constraints that have, and could continue, to affect freight, transit, and other costs; fluctuations in foreign currency exchange rates; unseasonable or extreme weather conditions;
risks associated with corporate responsibility issues; our foreign sourcing arrangements; a relatively small number of vendors supply a significant amount of our products; disruptions in our supply chain, including increased transportation and freight costs; our ability to effectively source and manage inventory; problems with our Braselton, Georgia distribution facility; pending and threatened lawsuits; a breach of our information technology systems and the loss of personal data or a failure to implement new information technology systems successfully; unsuccessful expansion into international markets; failure to comply with various laws and regulations; failure to properly manage strategic initiatives; retention of key individuals; acquisition and integration of other brands and businesses; failure to achieve sales growth plans and profitability objectives to support the carrying value of our intangible assets; our continued ability to meet obligations related to our debt;
changes in our tax obligations, including additional customs, duties or tariffs; our continued ability to declare and pay a dividend; volatility in the market price of our common stock; and the cost or effort required for our shareholders to bring certain claims or actions against us, as a result of our designation of the Court of Chancery of the State of Delaware as the sole and exclusive forum for certain types of actions and proceedings. Except for any ongoing obligations to disclose material information as required by federal securities laws, the Company does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. The inclusion of any statement in this proxy statement does not constitute an admission by the Company or any other person that the events or circumstances described in such statement are material.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
INFORMATION
Each of our directors stands for election annually and thereafter holds office for a one-year term. At our
Annual Meeting, we are asking our shareholders to elect the 11 proposed nominees set forth below, including Douglas C. Palladini, who was appointed as our Chief Executive Officer & President and a member of the Board of Directors effective April 3, 2025. The following table and charts show the committee assignments of each of our independent director nominees, information regarding the composition of Carter's Board of Directors (the “Board”), the definition of skills used for our Board skills matrix, the Board skills matrix, and a chart showing the skills and experience held by the Board.

Director	Audit	Compensation & Human Capital	Nominating & Corporate Governance	Business Transformation
Rochester Anderson, Jr.		•
Jeffrey H. Black	•
Hali Borenstein			•	•
Luis Borgen	•	•
Jevin S. Eagle		ℂ
Mark P. Hipp	•	•
William J. Montgoris			ℂ
Stacey S. Rauch	•		•	•
Gretchen W. Schar	ℂ			•
Stephanie P. Stahl		•	•	ℂ
ℂ = Chair• = Member

DIRECTOR SKILLS MATRIX
The Board believes that the combination of backgrounds, skills, and experiences collectively possessed by the members of the Board well-qualifies the Board to exercise oversight responsibilities on behalf of our shareholders in light of Carter's current and future strategic plans. The following tables describe the key skills and definitions of those skills, a breakdown of the number of directors that hold each skill, and the self-identified skills for each independent member of our Board nominated for election at the 2025
Annual Meeting. We use the general Board membership criteria listed in our Corporate Governance
Principles, along with the desired skills and qualifications listed in the following tables, to identify, screen, and recruit director candidates and make director nomination recommendations to the full
Board.

Skill	Definitions
Senior Leadership	Experience in an executive officer role
Governance	Public company board experience, including more than three years on Carter's board
Retail Industry Experience	Executive officer level experience or service on the board of directors at a retail and/ or consumer products company
Consumer Strategy	Executive officer level experience in marketing, brand management, consumer insights, and brand strategy, or service on the board of directors of a retail or consumer products company
Digital / Technology
Executive officer experience with technology, digital platforms and new media, data security, and data analytics; or service on the board of directors of a digital platforms, digital media, data security, or data analytics company

Financial Expertise	Expertise with financial reporting, accounting, risk management, and capital allocation. Qualifies as an audit committee financial expert as defined under SEC and NYSE rules
HR and Talent Management	Executive or board level experience in managing large workforce and/or experience with executive compensation, employee engagement, and Chief Executive Officer (“CEO”) succession
ESG	Executive officer or board level experience with relevant environmental, social, and governance (“ESG”) matters
International Expansion	Executive officer or board level experience in managing business operations and growth in global markets
Global Supply Chain	Executive officer or board level experience with a company with global supply chain operations

SKILLS AND EXPERIENCE

Director Skills	Mr. Anderson, Jr.	Mr. Black	Ms. Borenstein	Mr. Borgen	Mr. Eagle	Mr. Hipp	Mr. Montgoris	Mr. Palladini	Ms. Rauch	Ms. Schar	Ms. Stahl
Senior Leadership	●	●	●	●	●	●	●	●	●	●	●
Governance		●	●	●	●	●	●		●	●	●
Retail Industry Experience	●		●	●	●		●	●	●	●	●
Consumer Strategy			●		●	●	●	●	●		●
Digital/Technology		●		●	●	●					●
Financial Expertise		●		●			●			●	●
HR and Talent Management	●	●	●	●	●	●	●	●	●	●	●
ESG	●	●	●		●		●		●		●
International Expansion	●	●	●	●	●	●		●	●	●	●
Global Supply Chain		●	●		●	●		●	●	●

2025 NOMINEES FOR DIRECTOR
After considering the recommendations of the Nominating & Corporate Governance Committee, the
Board has set the number of directors at 11 and nominated all current directors to stand for re-
election. Mr. Casey retired as an officer and director in January 2025 and is not standing for re-election, and Mr. Palladini was appointed to the Board on April 3, 2025 and is standing for re-election. The Board believes that each of the nominees is qualified to serve as a director of Carter's and, in addition to the skills listed in the table on page 4, certain key qualifications of each nominee that were considered by the Board follow each nominee’s biographical description.
We believe that all nominees will be able and willing to serve if elected. However, if any nominee should become unable or unwilling to serve for any reason, proxies may be voted for another person nominated as a substitute by the Board, or the Board may reduce the number of directors.

WILLIAM J. MONTGORIS
Non-Executive Chairman
Director since 2007
Age: 78
Committee:
•Nominating & Corporate
Governance (Chair)
Prior Public Company
Directorships:
•Stage Stores, Inc. (2004 to
2020, serving as Chair of
Board from 2010 to 2020)

William J. Montgoris retired as Chief Operating Officer of The
Bear Stearns Companies, Inc. (“Bear Stearns”) in 1999, a
position he held since August 1993, after spending 20 years
with the company. While at Bear Stearns, Mr. Montgoris also
served as the company’s Chief Financial Officer from April 1987 until October 1996. Mr. Montgoris is a trustee of the
Hackensack Meridian School of Medicine and a trustee
emeritus of Colby College and St. John’s University.
Director Qualifications:
•Valuable perspectives and insights with respect to finance
and accounting after spending over 20 years in the
investment banking industry. His financial expertise
provides our Board a deep understanding of financial and
audit-related matters
•Valuable insight with respect to the retail industry and the oversight of public companies

ROCHESTER ANDERSON, JR. Independent Director since 2022 Age: 63 Committee: •Compensation & Human Capital
Rochester Anderson, Jr. has over 30 years of human resources and operational experience at various public and private
corporations, including more than 15 years of experience
leading human resource organizations and more than 15 years
of operational experience with public and private corporations and non-profit organizations. Mr. Anderson is currently Chief
Human Resources Officer, Emory Healthcare, which he joined in
September 2022. Previously, from February 2020 to September
2022, Mr. Anderson served as Chief Human Resources Officer of
AutoNation, Inc., a publicly-traded company and the nation’s largest automobile dealer with over 21,000 associates, working in over 400 locations across 18 states.
Mr. Anderson previously served as Senior Vice President, People
Solutions for the Financial Industry Regulatory Authority, from
May 2019 to February 2020, and served from 2006 to 2018 in
various human resource focused and operational roles at Cox
Automotive Inc., including serving as Chief Human Resources
Officer and Executive Vice President from 2014 to 2018. Mr.
Anderson’s experience focuses on human capital management,
career development and training, operational management,
and diversity and inclusion.
Director Qualifications:
•Significant human capital management, organizational
improvement, compensation and benefits, and executive
management experience
•Valuable insights into workforce dynamics, diversity, equity and inclusion, and executive development
•Substantial operational experience in retail and consumer-
focused businesses

JEFFREY H. BLACK
Independent Director since 2022
Age: 70
Committee:
•Audit
Other Public Company
Directorships:
•Otis Worldwide Corp. since
2020 (Chair, Audit Committee;
Member, Nominations and
Governance Committee)

Jeffrey H. Black served as Senior Partner and Vice Chairman of
Deloitte LLP from 2002 to 2016 and as Partner-in-Charge of
Arthur Andersen LLP’s Metro New York audit practice from 1988 to 2002. Mr. Black has 40 years of experience leading teams
serving those firms’ largest and most complex global clients.
Director Qualifications:
•Significant accounting, financial reporting, and executive
leadership experience, as well as valuable insights into risk and crisis management and oversight of publicly-traded,
global businesses
•Valuable experience in cyber and information governance
oversight and has earned a Computer Emergency Readiness
Team (“CERT”) Certificate in Cybersecurity Oversight issued by the CERT Division of the Software Engineering Institute at
Carnegie Mellon University, as well as the National
Association of Corporate Directors master course in
Cybersecurity

HALI BORENSTEIN Independent Director since 2019 Age: 40 Committee: •Business Transformation •Nominating & Corporate Governance
Hali Borenstein is the Chief Executive Officer of Reformation
LLC, a women’s lifestyle brand focused on fashion and
sustainability, a position she has held since June 2020. From
December 2017 until June 2020, Ms. Borenstein was President
of Reformation LLC, and from 2014 to 2017, Ms. Borenstein held various merchandising and design roles of increasing
responsibility at Reformation LLC. Prior to joining Reformation
LLC, Ms. Borenstein was a senior merchandiser at Gymboree
Group, Inc., and began her career at Bain & Company.
Director Qualifications:
•Deep strategic and leadership experience in a consumer-
focused retail apparel business
•Valuable perspective and insight in eCommerce, brand
marketing, sustainability, and retail businesses
•Expansive expertise in apparel marketing and
merchandising

LUIS BORGEN Independent Director since 2021 Age: 55 Committees: •Audit •Compensation & Human Capital Other Public Company Directorships: •Eastern Bankshares, Inc., since 2016 •Synopsys, Inc., since 2022
Luis Borgen has over 25 years of finance and operational
experience at various public and private equity-backed
companies. He was the Chief Financial Officer of athenahealth,
Inc., a healthcare technology company from 2019 to 2022. Prior to that, he was Chief Financial Officer for Vistaprint, an e-
commerce company that produces marketing products for
small and microcap businesses, from 2017 to 2019. Prior to
that, he served from 2012 to 2017 as Chief Financial Officer for
DAVIDsTEA Inc., a specialty tea retailer in the United States and
Canada that became publicly-traded in 2015, and from 2010 to
2012 he served as Chief Financial Officer of DaVita Inc.
(“DaVita”), a publicly traded healthcare provider. Prior to
DaVita, Mr. Borgen spent 13 years at Staples, Inc. culminating in his role as Senior Vice President Finance and Chief Financial
Officer for the U.S. Retail division. Mr. Borgen began his career as an officer in the U.S. Air Force.
Director Qualifications:
•Broad experience in finance, accounting, capital markets,
investor relations, M&A and international expansion
•Meaningful experience in the oversight of executive
compensation, risk management, and corporate
governance
•Substantial operational experience in retail and consumer-
focused businesses

JEVIN S. EAGLE Independent Director since 2010 Age: 58 Committee: •Compensation & Human Capital (Chair)
Jevin S. Eagle has served as Professor of the Practice, Strategy and Innovation, and Executive Director of Social Impact
Initiatives for Boston University’s Questrom School of Business
since September 2022, and as Chief Executive Officer of Boston
University Hillel since 2017. Mr. Eagle served as Chief Executive
Officer and director of DAVIDsTEA Inc., a specialty tea retailer in the United States and Canada, from April 2012 to April 2014.
Mr. Eagle previously held several senior leadership positions at
Staples, Inc. from 2002 to 2012, including Executive Vice
President, Merchandising and Marketing. Prior to joining
Staples, Inc., Mr. Eagle worked for McKinsey & Company, Inc.
from 1994 to 2001, ultimately serving as a partner in the firm’s retail practice.
Director Qualifications:
•Broad experience in a number of areas as the former Chief
Executive Officer and director of DAVIDsTEA Inc. and
Executive Vice President, Merchandising and Marketing of
Staples, Inc., including retail, management, merchandising,
sourcing, strategic planning, and brand marketing
•Valuable experience with developing strategies and
programs for teaching social impact business education,
including matters relating to environmental, social, and
governance (“ESG” through his role as Professor and
Executive Director of Social Impact Initiatives for Boston
University's Questrom School of Business
•Meaningful experience in business strategy and the retail
industry provides our Board with critical insights

MARK P. HIPP Independent Director since 2018 Age: 63 Committees: •Audit •Compensation & Human Capital
Mark P. Hipp has been the Chief Executive Officer of H2IDD,
an advisory firm focused on public and private mergers and
acquisitions since January 2013. From November 2013 until
April 2017, Mr. Hipp was the operating partner at Sterling
Partners, a private equity firm. Prior to that, he spent over 28 years at Hewlett Packard Enterprise Company, most recently
as Vice President & General Manager, HP Software and Global
Networking Business Management.
Director Qualifications:
•Valuable perspective and insight with respect to issues
relating to information technology, including cybersecurity
and eCommerce, as well as global supply chain and
logistics
•Meaningful experience in strategic growth transactions
including through investments, strategic relationships, and
mergers and acquisitions

DOUGLAS C. PALLADINI Director since 2025 Age: 58
Douglas C. Palladini joined Carter’s on April 3, 2025 as Chief
Executive Officer & President and a member of the Board. Mr.
Palladini served as the founder and owner of Kickstand, LLC, a consulting and advisory business focused on brand and
consumer strategy, from April 2022 until March 2025. Prior to founding Kickstand, LLC, from June 2004 to March 2022, Mr.
Palladini served in various roles of increasing responsibility at Vans, a subsidiary of V.F. Corporation, culminating in his role as Global Brand President of Vans from July 2016
through March 2022.
Director Qualifications:
•Deep experience with growing brands and consumer-
driven strategies, and expertise in creating global brand
connections
•Valuable perspective as an executive with decades of
experience working in the retail and apparel industry and
operating within multiple sales channels

STACEY S. RAUCH
Independent Director since 2022
Age: 67
Committees:
•Audit
•Business
Transformation
•Nominating &
Corporate
Governance
Other Public Company
Directorships:
•Heidrick & Struggles
International, Inc. since
2019
Prior Public Company
Directorships:
•Ascena Retail Group (2017
to 2021)
•Land Securities Group PLC
(2012 to 2021)
•Fiesta Restaurant Group,
Inc. (2012 to 2023) (Chair
from 2017 to 2023)

Stacey S. Rauch is a Senior Partner Emeritus of McKinsey &
Company (“McKinsey”). Ms. Rauch was a leader in McKinsey’s
Retail and Consumer Goods Practices, served as Head of the
North American Retail and Apparel Practice, and as Global
Retail Practice Convener. A 24-year veteran of McKinsey, Ms.
Rauch led engagements for a wide range of retailers, apparel wholesalers, and consumer goods manufacturers in the U.S.
and internationally. Ms. Rauch was a co-founder of McKinsey’s
New Jersey office and was the first woman at McKinsey
appointed as an industry practice leader. Since retiring from
McKinsey, Ms. Rauch has served as a member or chair of various companies’ boards.
Director Qualifications:
•Strategic leadership expertise and deep experience in
international business with a significant focus on the retail, apparel, and consumer goods industries
•Meaningful experience in the oversight of executive
compensation, corporate governance, and financial
reporting

GRETCHEN W. SCHAR Independent Director since 2019 Age: 70 Committee: •Audit (Chair) •Business Transformation Other Public Company Directorships: •Cincinnati Financial Corp. since 2002
Gretchen W. Schar served as Executive Vice President and
Chief Financial and Administrative Officer of Arbonne
International LLC, a beauty and nutritional products company, from 2011 until 2018 and from 2008 until 2011 served as
Executive Vice President and Chief Financial Officer of
philosophy, inc., an international prestige beauty brand. Prior to that, Ms. Schar spent over 30 years at The Procter & Gamble
Company in finance, general management, and global
operations roles of increasing responsibility.
Director Qualifications:
•Broad experience in finance, accounting, auditing and
financial reporting, capital management, investor relations, and global operations
•Meaningful experience with strategic growth, including
mergers and acquisitions
•Significant public company board oversight experience,
including in financial and accounting controls, public
company reporting, engagement with independent public
accounting firms, corporate governance, and executive
compensation

STEPHANIE P. STAHL
Independent Director since 2022
Age: 58
Committees:
•Business Transformation
(Chair)
•Compensation & Human
Capital
•Nominating &
Corporate
Governance
Other Public Company
Directorships:
•Dollar Tree, Inc., since 2018
•Newell Brands, Inc., since
2023
•Edgewell Personal Care
Company, since 2024
Prior Public Company
Directorships:
•Knoll, Inc. (2013 to 2021)

Stephanie P. Stahl is currently a Senior Advisor and Executive
Coach at the Boston Consulting Group (since 2022), and is a
former Global Marketing & Strategy Officer of Coach, Inc,
where she served from 2012 through 2015. She is the Founder
of her investment and advisory company Studio Pegasus LLC,
which she launched in 2015 to focus on supporting early-stage consumer ventures. Ms. Stahl previously held executive
positions at several leading retail and consumer products
companies and served as a Partner at The Boston Consulting
Group from 1992 until 2003.
Director Qualifications:
•Significant experience in the retail/consumer sector
including experience developing, executing, and optimizing
major change initiatives including fundamental business
transformations, mergers and acquisitions, and post-
merger integrations
•Deep experience in marketing, data analytics, digital
strategy, sustainability, brand building, and strategy
•Meaningful experience in the oversight of corporate
governance, investor engagement, and ESG

BOARD LEADERSHIP STRUCTURE
Carter’s Corporate Governance Principles provide that the positions of Chairman and Chief Executive
Officer may be combined if the non-management directors determine it is in the best interest of
Carter's. While Carter's had previously combined the Chief Executive Officer and Chairman of the Board
roles since 2009, in connection with Mr. Casey's retirement as an officer and director in January 2025,
Mr. Montgoris, who has served as our Lead Independent Director since May 2022, was appointed as Non-
Executive Chairman. The Board currently believes that a separate Chairman and Chief Executive Officer leadership structure is appropriate at this time to enable the Chief Executive Officer to focus on executing on the strategic direction and operation of the Company, while allowing the Non-Executive
Chairman to focus on day-to-day management of Board matters. However, the Board may choose to change this separation of roles if it determines to be best for the Company under the then existing circumstances. Should the Chairman of the Board position be held by the CEO, the Board will appoint a lead independent director as required under the Company's Corporate Governance Principles.
DIRECTOR INDEPENDENCE
The New York Stock Exchange (“NYSE”) listing standards and Carter’s Corporate Governance Principles require a majority of Carter’s directors to be independent from Carter's and Carter’s management. For a director to be considered independent, the Board must determine that the director has no direct or indirect material relationship with Carter's. The Board considers all relevant information provided by each director regarding any relationships each director may have with Carter's or management. As a result of this review, our Board has determined that all of our current directors are independent and meet the independence requirements under the listing standards of the NYSE, the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”), and Carter’s Corporate Governance
Principles.
BOARD AND COMMITTEE EVALUATIONS
The Board recognizes that a robust and constructive evaluation process is an essential component of good corporate governance and Board and committee effectiveness. Through this process, directors provide feedback and assess Board, committee and director performance, including areas where the
Board believes it is functioning effectively and areas where the Board believes it can improve. The Board and the committees may, from time to time, engage outside third parties to help with this process.
In fiscal 2024, under the leadership of Mr. Montgoris, the Nominating & Corporate Governance
Committee oversaw the Board’s annual evaluation process, which focused on the Board as a whole and each of the committees, as well as individual peer-to-peer assessments. These assessments were facilitated by Carter's legal department and included individual interviews with each director with feedback given to each director.
RETIREMENT POLICY
Our Corporate Governance Principles include a retirement policy providing that each independent director’s retirement will be automatic at the annual meeting of shareholders following such director reaching the age of seventy-five (75), and no person shall be eligible for nomination or election as an independent director after reaching the age of seventy-five (75), subject to the following exceptions:
(a)In connection with Mr. Casey's retirement and Mr. Montgoris' appointment as Non-Executive
Chairman, the Board approved an amendment to its Corporate Governance Principles to extend the retirement date for Mr. Montgoris to coincide with the annual meeting of shareholders following his seventy-ninth (79th) birthday (in 2026) to the extent he is still serving as a director at such time; and

(b)The Board may waive this policy with respect to an individual upon the recommendation of the
Nominating & Corporate Governance Committee. A waiver may be granted on a case-by-case basis for any reasonable purpose including, but not limited to, the particular skills and experiences the director brings to the Board, the director’s past performance and ability to continue to constructively contribute going forward, and the then-current composition of the
Board. The affected director shall not participate in any vote regarding the waiver if he or she is an incumbent director.
The Board determined that the above exception was appropriate in order to promote continuity of experience on the Board in the short- term by allowing Mr. Montgoris to serve beyond his seventy-fifth
(75th) birthday if the Nominating & Corporate Governance Committee and the Board determine it is otherwise appropriate. More broadly, the Board, as recommended by the Nominating & Corporate
Governance Committee, may use reasonable discretion to allow a director to serve past his or her seventy-fifth (75th) birthday in the future.

BOARD AND ANNUAL MEETINGS
Our Corporate Governance Principles require at least four regularly scheduled Board meetings each year, and each director is expected to attend each meeting. The Board held four regularly scheduled quarterly meetings during fiscal 2024; and held eleven additional special meetings to discuss business developments and the overall strategy and performance of Carter's.
In fiscal 2024, no director participated in less than 75% of the aggregate number of all the Board and applicable committee meetings that they were eligible to attend.
Although Carter's does not have a policy regarding director attendance at annual meetings of shareholders, all directors are encouraged to attend the Annual Meeting. All of the directors then standing for election attended Carter’s virtual annual meeting of shareholders in fiscal 2024.
EXECUTIVE SESSIONS
Executive sessions of non-management directors are held at least four times a year. Any non-
management director can request that additional executive sessions be scheduled. The Non-Executive
Chairman presides at the executive sessions of non-management directors.
BOARD COMMITTEES
Our Board has the following standing committees: the Audit Committee, the Compensation & Human
Capital Committee, the Nominating & Corporate Governance Committee, and the Business
Transformation Committee (formed in September 2024). The Board may also establish other committees to assist in the discharge of its responsibilities.
All members of each committee are independent directors. Each committee operates under a written charter, a current copy of which is available on the Investor Relations section of our website at
ir.carters.com, or in print by contacting Mr. Robinson at Carter's address: 3438 Peachtree Road NE, Suite
1800, Atlanta, Georgia 30326. In fulfilling the oversight and other responsibilities delegated by the
Board, each Committee:
•provides the Board with regular reports of its activities;
•has the sole authority to retain or terminate its consultants and other advisors;
•receives appropriate funding to pay for necessary resources and administrative expenses; and
•annually evaluates its performance.

Audit Committee

The Board has determined that all members of the Audit Committee satisfy the applicable audit committee independence requirements of the NYSE and the SEC. The Board has also determined that all members of the Audit Committee are financially literate, as required under NYSE rules, and that Ms. Schar and Messrs. Black and Borgen qualify as “audit committee financial experts” as defined by applicable SEC rules.

Oversight and Other Responsibilities

- **Accounting and Financial Reporting.** Accounting and financial reporting process and review, including the integrity of our financial statements and internal controls.
- **Independent auditor.** Independent auditor engagement, qualifications, and independence.
- **Enterprise Risk Management.** Enterprise risk management programs and coordination of risk oversight with the Board and other committees.
- **Cybersecurity and Artificial Intelligence.** Oversight of our cybersecurity program and initiatives, as described in greater detail under the heading “Risk Oversight”, and oversight over artificial intelligence programs, policies, procedures, and risks.
- **Internal Audit.** Internal audit’s function, results, and assessment of our risk management process.
- **Compliance and Ethics.** Compliance and ethics programs, monitoring, investigations, and remediation efforts, including reports of potential misconduct.
- **Tax Matters.** Positions with respect to income and other tax obligations.
- **Policy Oversight.** Policies and procedures related to the committee’s oversight areas (including auditor independence matters and related party transactions)
- **Safety.** Oversee matters related to safety (including employee and product safety).
- **Committee Report.** “Report of the Audit Committee” in this proxy statement, describing the Audit Committee’s duties and activities.

Committee Members

- Ms. Schar (Chair)
- Mr. Black
- Mr. Borgen
- Mr. Hipp
- Ms. Rauch

Number of Meetings During Fiscal 2024

9

Nominating & Corporate Governance Committee

The Board has determined that all members of the Nominating & Corporate Governance Committee satisfy the independence requirements of the NYSE.

Oversight and Other Responsibilities

- **Corporate Governance.** Corporate governance structure and practices, including development and approval of corporate governance principles and overseeing compliance with those principles.
- **Sustainability & ESG Matters.** Overall approach to sustainability and ESG matters (including strategy, monitoring, and external reporting), and philanthropy and community engagement.
- **Director Succession Planning.** Director succession planning reviews and identification, screening, and recruitment of individuals qualified to become Board members.
- **Board and Committee Composition and Leadership.** Recommendations, in consultation with the Lead Director, on composition of the Board and its Committees, and selection of Committee Chairs and Lead Director.
- **Political Contributions and Lobbying.** Reviewing policies related to political contributions and lobbying.
- **Board and Committee Evaluations and CEO Succession.** Annual performance review of the Board and its Committees in consultation with the Non-Executive Chairman, and coordination of survey of independent directors regarding peer performance.

Committee Members

- Mr. Montgoris (Chair)
- Ms. Borenstein
- Ms. Rauch
- Ms. Stahl

Number of Meetings During Fiscal 2024

5

Compensation & Human Capital Committee

The Board has determined that all members of the Compensation & Human Capital Committee satisfy the applicable compensation committee independence requirements of the NYSE and the SEC.

Oversight and Other Responsibilities

- **Executive Compensation Program.** Compensation strategy, evaluation of compensation plans, selection, and relative weightings to facilitate and align with Company's strategies.
- **CEO Compensation.** Goals, objectives, elements, and value for CEO compensation, in consultation with independent members of the Board.
- **Other Leadership Team Compensation.** Compensation elements and value for all other members of our leadership team.
- **Management Development and Succession Planning.** Senior management development, evaluation, and succession planning, including assisting the Board with CEO succession planning.
- **Say on Pay**: Review compensation discussion & analysis disclosures and say-on-pay proposal with management.
- **Board Compensation.** Compensation provided to non-employee members of the Board
- **Committee Report**. "Compensation & Human Capital Committee Report" in this proxy statement.
- **Human Capital Management.** Matters with respect to our workforce, including culture and employee engagement, broad-based compensation and benefits, growth and development, and purpose and values.
- **Compensation Risk Management.** Compensation and human capital-related risks and risks related to our compensation programs.

Committee Members

- Mr. Eagle (Chair)
- Mr. Anderson
- Mr. Borgen
- Mr. Hipp
- Ms. Stahl

Number of Meetings During Fiscal 2024

13

Business Transformation Committee

The Board has determined that all members of the Business Transformation Committee satisfy the independence requirements of the NYSE.

Oversight and Other Responsibilities

- **Business Transformation Oversight.** Identify and set business transformation objectives and develop strategies to achieve those objectives
- **Strategic Plan Development, Opportunities, and Risks.** Oversee development of Carter's annual strategic plan, and opportunities and risks related to that plan.
- **Assess Carter's Capabilities.** Periodically assess Carter's capabilities regarding the development, execution, and implementation of strategy.

Committee Members

- Ms. Stahl (Chair)
- Ms. Borenstein
- Ms. Rauch
- Ms. Schar

Number of Meetings During Fiscal 2024

10

ELECTION NOMINATION PROCESS
Governance Principles
Our process for election of directors is based on the following core principles:
•All directors are elected annually.
•”Majority Voting” standard for election of directors — each director in an uncontested election must receive more votes “For” his or her election than votes “Against” in order to be elected.
•A director nominee who is not re-elected under our majority voting standard must tender his or her resignation for consideration by the Board. The Nominating & Corporate Governance
Committee is then required to make a recommendation to the Board as to whether it should accept or reject such resignation, and the Board must accept or reject the offer to resign and publicly disclose its decision within 90 days of the certification of the results of the election. In addition, pursuant to amendments to the Company's Corporate Governance Principles and
Nominating & Corporate Governance Committee charter adopted in February 2025, the Board expects directors to ensure that their time commitments do not interfere with their duties and responsibilities as a director, and will consider a director candidate's time commitments when evaluating the potential candidate.
Board Membership Criteria and Identifying Candidates
Our Corporate Governance Principles outline the following criteria for Board membership:
•Our Nominating & Corporate Governance Committee shall include, in each director search, candidates who reflect diverse backgrounds, experiences, and points of view, including diversity of gender, race, and/or ethnicity.
•On an annual basis, the Nominating & Corporate Governance Committee shall review with the
Board the appropriate skills and characteristics required of Board members in the context of the current composition of the Board and provide an assessment of the perceived needs of the Board at that point in time. The Nominating & Corporate Governance Committee's review may include consideration of all relevant factors, including the experience, integrity, diversity, and reputation of potential candidates.
Our leadership team and, occasionally, a third-party search firm, assist the Nominating & Corporate
Governance Committee to identify candidates using the general Board membership criteria and current desired skills described in this proxy statement and Carter's Corporate Governance Principles. In addition, the Nominating & Corporate Governance Committee considers candidates who are recommended by shareholders, other Board members, and our leadership team against those same general Board membership criteria and desired skills.
Any shareholder who wants to recommend a director candidate for the Nominating & Corporate
Governance Committee to consider nominating for the 2026 Annual Meeting should submit a written request and related information to Mr. Robinson no later than December 31, 2025, in order to allow for sufficient time to consider the recommendation. Shareholders may also nominate director candidates directly if they comply with the procedures set forth in our amended and restated bylaws (“Bylaws”), which are described in more detail in Question 22 “How do I submit a proposal or nominate a director candidate for the 2026 Annual Meeting?” on page 83.

SHAREHOLDER COMMUNICATION WITH DIRECTORS
A shareholder or other interested party may submit a written communication to the Board, the Non-
Executive Chairman, or other individual non-management directors. The submission should be delivered to Mr. Robinson at Carter's address: 3438 Peachtree Road NE, Suite 1800, Atlanta, Georgia 30326.
The Board, the Non-Executive Chairman, or other non-management directors may require the submitting shareholder to furnish such information as may be reasonably required or deemed necessary to sufficiently review and consider the submission of such shareholder.
Each submission will be forwarded, without editing or alteration, to the Board, the Non-Executive
Chairman, or individual non-management directors, as appropriate, at, or prior to, the next scheduled meeting of the Board. The Board or the Non-Executive Chairman, as appropriate, will determine, in their sole discretion, the method by which such submission will be reviewed and considered.
RISK OVERSIGHT
Oversight of the various risks we face is integral to the Board's oversight of our business. The Board, each of our committees, and management have specific roles and responsibilities with respect to those risks. Carter’s management is responsible for identifying, assessing, managing, and mitigating Carter’s strategic, financial, operational, and compliance risks. The chart below provides an overview of the
Board’s and its committees’ risk oversight responsibilities.
The Board and its committees receive updates from senior management on relevant risks and management efforts in these areas at Board and committee meetings at least annually and more frequently, as appropriate.
Cybersecurity Oversight
The Audit Committee oversees risks from cybersecurity threats, including through quarterly reports to the
Audit Committee by Carter’s Chief Information Security Officer (“CISO”) and Chief Information &
Technology Officer (“CITO”) and, as needed, special reports to the Audit Committee and/or the

Chairperson of the Audit Committee. The Audit Committee includes members with technology and cybersecurity experience and certifications, including an Audit Committee member with over 28 years of experience working for Hewlett Packard Enterprise Company and an Audit Committee member with a
Computer Emergency Readiness Team (“CERT”) Certificate in Cybersecurity Oversight issued by the CERT
Division of the Software Engineering Institute at Carnegie Mellon University and completion of the
National Association of Corporate Directors Master Course in Cybersecurity.
Management plays an integral role in assessing and managing the Company’s material risk from cybersecurity risks. The assessment and management of those risks is led by the Company’s CISO, who has over 20 years of experience working in information technology, including over 10 years specifically focused on information security, infrastructure, and strategy, and the Company’s CITO, who has over 30 years of experience in Retail, Consumer Products, Merchandising, and IT, of which 16 years have been in leadership roles, and implemented by the CISO’s team, who are responsible for leading enterprise-wide cybersecurity strategy, policy, standards, architecture, processes and operations. The CISO and CITO lead quarterly meetings of the Company’s Security Executive Steering Committee (the “Steering Committee”),
which is composed of the Company’s Chief Financial Officer, General Counsel, and CITO. The Steering
Committee drives awareness, ownership and alignment across broad governance and risk stakeholder groups for effective cybersecurity risk management and reporting.
Carter’s management maintains and implements a written Incident Response Plan, which is reviewed and updated on an annual basis and includes an Incident Response Plan Executive Committee consisting of
Carter’s CITO, CISO, and General Counsel. In addition, members of the CISO’s and CITO’s teams monitor
Carter’s systems and processes and promptly report incidents as required under the Incident Response
Plan, including, but not limited to, reporting to the appropriate members of management and, as needed, the Audit Committee. We have been subject to cybersecurity incidents in the past, including within the last three years, and expect them to continue as cybersecurity threats evolve in sophistication. Although the aggregate impact of cybersecurity incidents has not been material to date, we cannot provide any assurances that such events will not occur and impacts therefrom will not be material in the future.
The Incident Response Plan has been developed to align with the four phases for the security handling lifecycle set forth in the National Institute for Standards and Technology Special Publication 800-61: (1)
Preparation, (2) Detection & Analysis, (3) Containment Eradication & Recovery, and (4) Post-Incident
Activity.
ESG Oversight
We believe a strong management team and governance are essential to demonstrating accountability and driving our desired results when it comes to important ESG matters, including climate change, product quality and safety, workers’ rights, product design and innovation, supply chain management, and employee engagement. The following is a high-level overview of oversight for ESG matters at our company.

More information about our ESG efforts, including our latest sustainability report, can be found at
esg.carters.com. This website and others referenced herein are not incorporated by reference into this proxy statement.
Compensation Program Risk Assessment
As part of its oversight role, the Compensation & Human Capital Committee considers the impact of our compensation program, policies and practices (both at the executive and below-executive levels) on
Carter’s overall risk profile. Specifically, the Compensation & Human Capital Committee reviews
Carter’s compensation policies and practices, discusses and reviews whether the incentive compensation arrangements promote appropriate approaches to the taking and management of risk, and, specifically, do not encourage executive officers to take unnecessary and excessive risks. We believe that our pay program provides an effective balance in cash and equity and a mix of short- and longer-term performance periods and also requires the Compensation & Human Capital Committee to approve payouts. Based on the Compensation & Human Capital Committee’s most recent review, the
Compensation & Human Capital Committee determined that the risks arising from Carter’s compensation policies and practices are not reasonably likely to have a material adverse effect on

Carter’s.
CORPORATE GOVERNANCE PRINCIPLES AND CODE OF ETHICS
Carter's is committed to conducting its business with the highest level of integrity and maintaining the highest standards of corporate governance. Our Corporate Governance Principles and Code of Ethics
provide the structure within which our Board and management operate Carter’s. Our Code of Ethics applies to all directors and Carter’s employees. Our Corporate Governance Principles and Code of Ethics
are available in the Investor Relations section of our website at ir.carters.com or in print by contacting
Mr. Robinson at Carter’s address set forth in the 2025 Notice of Annual Meeting.

PROPOSAL NUMBER ONE — ELECTION OF DIRECTORS
The Board proposes that the following 11 director nominees be elected to the Board to serve until the next annual meeting in 2026, or until his or her earlier resignation, death, or removal. Each nominee is listed below, along with their age as of the date of the Annual Meeting. For more information about each of the director nominees, including individual biographies. Please see “Board of Directors and Corporate
Governance Information—2025 Nominees for Director.”

Name	Age
Rochester Anderson, Jr.	63
Jeffrey H. Black	70
Hali Borenstein	40
Luis Borgen	55
Jevin S. Eagle	58
Mark P. Hipp	63
William J. Montgoris	78
Douglas C. Palladini	58
Stacey S. Rauch	67
Gretchen W. Schar	70
Stephanie P. Stahl	58
The Board recommends a vote FOR the election of each of the director nominees listed above.
VOTE REQUIRED
Pursuant to our Bylaws and our Corporate Governance Principles, the number of votes properly cast
“for” a director nominee must exceed the aggregate number of votes cast “against” that nominee for that nominee to be elected. Abstentions and broker non-votes will be counted towards a quorum.
Abstentions and broker non-votes will not have any impact on the outcome of this vote.
Any nominee who is an existing director who does not receive a majority of votes cast “for” their election is required to tender his or her resignation for consideration by the Board. The Nominating and Corporate Governance Committee is then required to make a recommendation to the Board as to whether it should accept or reject such resignation. The Board, taking into account such recommendation, will decide whether to accept such resignation. The Board’s decision will be publicly disclosed within ninety (90) days after the results of the election are certified. A director whose resignation is under consideration shall abstain from participating in any recommendation or decision regarding his or her resignation. If the resignation is not accepted, the director will continue to serve until the next annual meeting of shareholders and until such director’s successor is elected and qualified.

COMPENSATION OF DIRECTORS
When they are initially appointed to the Board, each of our non-management directors receives a one-
time restricted stock grant, equal to the value of the annual retainer, that cliff vests after three years.
Thereafter, each of our non-management directors receives an annual cash retainer and an annual stock award, and each of our committee chairpersons and our Non-Executive Chairman receives an additional annual retainer. Non-management directors also receive fees for each meeting they attend.
For fiscal 2024, each director’s annual retainer was comprised of a cash payment of $90,000
(increased from $85,000 in 2023) and an immediately vested grant of our common stock valued at approximately $160,000. In addition to the annual retainer:
•our Non-Executive Chairman received a $50,000 cash retainer (an increase from $40,000 in 2023) for his service as Lead Independent Director;
•the chairpersons of our Audit Committee and our Business Transformation Committee
received a $30,000 cash retainer and the chairpersons of our Compensation & Human Capital and Nominating & Corporate Governance Committees each received $25,000 cash retainers;
and
•each director received meeting fees of $2,500 for each regularly scheduled Board meeting, and
$1,000 for each special meeting of the Board and regularly scheduled or special meeting of the standing Board committees.
In connection with Mr. Casey's retirement from the Board and the appointment of Mr. Montgoris as Non-
Executive Chairman in January 2025, Mr. Montgoris' annual cash retainer for service as Non-Executive
Chairman was increased to $150,000 and Mr. Montgoris received an additional fee of $36,667 for his service as Non-Executive Chairman through the 2025 annual meeting.
We also reimburse directors for travel expenses incurred in connection with attending Board and committee meetings and for other expenses incurred while conducting Company business.
Mr. Casey received no additional compensation for serving on the Board.
The following table provides information concerning the compensation of our non-management directors serving during fiscal 2024.

FISCAL 2024 DIRECTOR COMPENSATION TABLE(a)

Name	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	Total ($)
Rochester Anderson, Jr.	$122,000	$160,006	$282,006
Jeffrey H. Black	$119,000	$160,006	$279,006
Hali Borenstein	$123,000	$160,006	$283,006
Luis Borgen	$132,000	$160,006	$292,006
Jevin S. Eagle	$148,000	$160,006	$308,006
Mark P. Hipp	$133,000	$160,006	$293,006
William J. Montgoris	$191,000	$160,006	$351,006
Stacey S. Rauch	$135,000	$160,006	$295,006
Gretchen W. Schar	$158,000	$160,006	$318,006
Stephanie P. Stahl	$167,000	$160,006	$327,006
(a)As a NEO and former management director, Mr. Casey’s compensation information is omitted from this table and presented in the
Summary Compensation Table on page 53.
(b)This column reports the amount of cash compensation earned in fiscal 2024 through annual cash retainers and meeting fees.
(c)On May 16, 2024, we issued 2,293 fully vested shares of common stock to each non-management director who was a member of the
Board on that date with a grant date fair value of $69.78 per share, computed in accordance with FASB ASC Topic 718.
For complete beneficial ownership information of our common stock for each director, see the information presented below the heading “Securities Ownership of Beneficial Owners, Directors, and
Executive Officers” on page 70.
In November 2020, the Board approved a deferred compensation program for non-management directors, under which, beginning in 2021, directors may opt to defer cash retainer payments and stock grants in the form of deferred stock units until the fifth anniversary of the grant date or until the director leaves the Board. No directors deferred their cash retainer and/or stock grants for fiscal 2024.
Under Carter’s minimum ownership guidelines, no director may sell Carter's stock unless he or she owns shares of Carter's stock with a total market value in excess of five times his or her annual cash retainer, or $450,000, by the end of his or her sixth year of service on the Board. Each of our directors complied with these ownership guidelines in fiscal 2024.
There are no family relationships among any of the directors or our executive officers and none of our non-management directors performed any services for Carter's other than services as directors.

EXECUTIVE OFFICERS’ BIOGRAPHICAL INFORMATION AND
EXPERIENCE

DOUGLAS C. PALLADINI Chief Executive Officer & President, Director Age: 58
Douglas C. Palladini joined Carter’s on April 3, 2025 as Chief
Executive Officer & President and a member of the Board. Mr.
Palladini served as the founder and owner of Kickstand, LLC, a consulting and advisory business focused on brand and consumer strategy, from April 2022 until March 2025. Prior to founding
Kickstand, LLC, from June 2004 to March 2022, Mr. Palladini
served in various roles of increasing responsibility at Vans, a subsidiary of V.F. Corporation, culminating in his role as Global
Brand President of Vans from July 2016 through March 2022.

RICHARD F. WESTENBERGER Senior Executive Vice President, Chief Financial Officer & Chief Operating Officer, former Interim Chief Executive Officer Age: 56
Richard F. Westenberger joined Carter’s in 2009 as Executive Vice
President & Chief Financial Officer, and was appointed Senior
Executive Vice President, Chief Financial Officer & Chief Operating
Officer in March 2024, and also served as Interim Chief Executive
Officer from January 2025 to April 2025. Mr. Westenberger’s
responsibilities in his role as Senior Executive Vice President,
Chief Financial Officer & Chief Operating Officer include
management of Carter’s finance, enterprise risk management,
supply chain, and real estate functions. Prior to joining Carter’s,
Mr. Westenberger served as Vice President of Corporate Finance and Treasurer of Hewitt Associates, Inc. from 2006 to 2008. From
1996 to 2006, Mr. Westenberger held various senior financial management positions at Sears Holdings Corporation and its
predecessor organization, Sears, Roebuck and Co. (collectively,
“Sears”), including Senior Vice President & Chief Financial Officer of Lands’ End, Inc., Vice President of Corporate Planning &
Analysis, and Vice President of Investor Relations. Prior to Sears,
Mr. Westenberger was with Kraft Foods, Inc. He began his career at Price Waterhouse LLP, a predecessor firm to
PricewaterhouseCoopers LLP, and is a certified public
accountant.

KENDRA D. KRUGMAN Senior Executive Vice President, Chief Creative & Growth Officer Age: 47
Kendra D. Krugman joined Carter's in 2007 as Manager,
Merchandising. Ms. Krugman was named Director, Merchandising in 2008, Vice President Sales and Merchandising, Mass Channel in
2012, Senior Vice President Carter’s Brands and Licensing in 2016,
Executive Vice President, Merchandising & Design in July 2018,
Executive Vice President, Retail and Chief Merchandising Officer in
March 2023, and Senior Executive Vice President, Chief Creative &
Growth Officer in March 2024. Prior to joining Carter's, Ms.
Krugman held positions at The Gap, Inc. and French Connection
Group.

JULIE A. D'EMILIO Executive Vice President, Global Sales Age: 58
Julie A. D’Emilio joined Carter’s in 2006 as Vice President of
Sales. Ms. D’Emilio was named Senior Vice President of Sales in
2013, and then Executive Vice President, Sales in 2016. In 2020,
Ms. D’Emilio was appointed Executive Vice President, Global
Sales. Prior to joining Carter's, Ms. D’Emilio was with Calvin
Klein Jeans, a division of The Warnaco Group, Inc., in various management positions, including Executive Vice President of
Juniors’ and Girls, and Vice President of the Women’s Division.
Ms. D’Emilio began her career with Liz Claiborne Inc. and also worked for London Fog Industries, Inc. and Jones Apparel
Group, a predecessor of The Jones Group, Inc.

JEFFREY M. JENKINS Executive Vice President, Global Marketing Age: 47
Jeffrey M. Jenkins joined Carter’s in 2019 as Executive Vice
President, Global Marketing. From July 2017 to July 2019, Mr.
Jenkins was with CKE Restaurants Holdings, Inc., the parent
company of the Carl’s Jr. and Hardee’s fast food restaurant
brands, serving most recently as Global Chief Digital Officer and previously as Chief Marketing Officer. From June 2015 to July
2017, Mr. Jenkins was with Whole Foods Market, Inc. as Vice
President, Digital Marketing & Channel Activation and Vice
President, Digital Strategy & Marketing. From 2008 to June 2015,
Mr. Jenkins was with Yum! Brands, Inc. in marketing roles of increasing responsibility.

ALLISON PETERSON Executive Vice President, Chief Retail & Digital Officer Age: 50
Allison Peterson joined Carter’s in July 2024 as Executive Vice
President, Chief Retail & Digital Officer. From 2004 to 2023, Ms.
Peterson was with Best Buy Co., Inc. (“Best Buy”), serving most recently as Executive Vice President, Chief Customer Officer with responsibilities for strategy, customer experience and insights, marketing, and loyalty. Her previous management positions at Best
Buy included Senior Vice President, Chief Customer & Marketing
Officer, President, E-Commerce, and Vice President, Category
Marketing, Brand Strategy & Planning. Prior to Best Buy, Ms.
Peterson worked for Target Corporation in merchandising and
planning roles of increasing responsibility.

ANTONIO D. ROBINSON Senior Vice President, General Counsel, Secretary, Corporate Social Responsibility & Chief Compliance Officer Age: 53
Antonio D. Robinson joined Carter’s in 2010 as Vice President,
Associate General Counsel. Mr. Robinson was named Vice
President, Deputy General Counsel & Chief Compliance Officer in
2019; Senior Vice President, Corporate Social Responsibility in
2020; and Senior Vice President, General Counsel, Secretary,
Corporate Social Responsibility & Chief Compliance Officer in 2023.
Prior to joining Carter’s, Mr. Robinson was a shareholder and attorney in private practice in the Atlanta office of Littler
Mendelson P.C.

RAGHU R. SAGI Executive Vice President, Chief Information & Technology Officer Age: 54
Raghu R. Sagi joined Carter’s in April 2024 as Executive Vice
President, Chief Information & Technology Officer. From 2019 to
2024, Mr. Sagi served as the Chief Information Officer of Inspire
Brands, Inc. From 2011 to 2019, Mr. Sagi served in various roles at
Sephora USA, Inc., including Senior Vice President and Chief
Engineering Officer responsible for the technology platforms supporting retail stores, eCommerce, and marketing.

KAREN G. SMITH Executive Vice President, Supply Chain Age: 58
Karen G. Smith joined Carter’s in 2022 as Executive Vice President,
Supply Chain. From 2019 to 2022, Ms. Smith was with Kontoor
Brands, inc. (“Kontoor”), serving most recently as Executive Vice
President of Supply Chain and previously as Vice President of
Global Supply Chain Operations, a role she assumed after
Kontoor’s 2019 spinoff from V.F. Corporation. From 2014 to 2019, she was with V.F. Corporation in various management positions, including Vice President, Supply Chain Operations, Americas East.
Prior to V.F. Corporation, Ms. Smith worked for Jockey
International in supply chain leadership roles of increasing responsibility.

JILL A. WILSON Senior Vice President, Human Resources & Talent Development Age: 58
Jill A. Wilson joined Carter’s in 2009 as Vice President of Human
Resources. In 2010, Ms. Wilson was promoted to Senior Vice
President, Human Resources & Talent Development. Ms. Wilson
joined Carter's after more than 20 years with The May Company and Macy’s, Inc. ("Macy's"). While at Macy’s, Ms. Wilson held various human resource positions of increasing responsibility, including Group Vice President of Human Resources. Ms. Wilson
has extensive experience in a broad range of human resource
disciplines including global talent management, organizational development, learning and development, compensation,
benefits, talent acquisition, and merger integration.

COMPENSATION DISCUSSION AND ANALYSIS
OVERVIEW
This Compensation Discussion and Analysis, or CD&A, is intended to provide information regarding
Carter’s executive compensation program and practices. This CD&A covers a variety of topics, including
Carter’s compensation philosophy regarding executive compensation, the role of our Compensation &
Human Capital Committee (also referred to in this CD&A as the Committee), in setting the compensation of our executive officers, including our Named Executive Officers (“NEOs”), and our executive compensation decisions for fiscal 2024.
Our NEOs (with their titles as of the filing of this proxy statement) for fiscal 2024 were:

NEO	Position
Richard F. Westenberger[1]	Senior Executive Vice President, Chief Financial Officer & Chief Operating Officer, and former Interim Chief Executive Officer
Kendra D. Krugman	Senior Executive Vice President, Chief Creative & Growth Officer
Allison M. Peterson[2]	Executive Vice President, Chief Retail & Digital Officer
Raghu R. Sagi[3]	Executive Vice President, Chief Information & Technology Officer
Michael D. Casey[4]	Former Chairman, Chief Executive Officer & President
Brian J. Lynch[5]	Former President & Chief Operating Officer
1 Mr. Westenberger served as Interim Chief Executive Officer from January 2025 until the appointment of Douglas C. Palladini as
Chief Executive Officer and President on April 3, 2025.
2 Ms. Peterson joined Carter’s in July 2024.
3 Mr. Sagi joined Carter's in April 2024.
4 Mr. Casey retired as an officer and director of Carter’s in January 2025, and after serving in an advisory capacity from January
2025 through February 28, 2025, retired from Carter’s.
5 Mr. Lynch retired from Carter’s in February 2024.
OVERVIEW OF EXECUTIVE COMPENSATION PROCESS FOR FISCAL 2024
This CD&A presents information regarding the Committee’s consideration of Carter’s performance in
2024 and related compensation decisions.
Consistent with previous years, the Committee approved Carter’s compensation programs and final target metrics in the first quarter of 2024, based on forecasted financial results for the fiscal year. The
Committee considered various factors in determining the design of Carter’s compensation programs for
2024, including the cumulative effect of high levels of inflation and elevated interest rates on our target consumers, and initiatives intended to reduce inventory levels, improve product sell-throughs, gross profit margin, and on-time shipping performance as well as lower ocean freight rates and product costs.
This process considered our performance during 2024, as highlighted below, and this CD&A describes the Committee’s  compensation decisions and determination of the the level of achievement of 2024 performance metrics.

2024 CARTER’S PERFORMANCE HIGHLIGHTS
The following provides key performance highlights for 2024, which reflect the challenging macroeconomic environment for our business. Unless otherwise stated, comparisons are to fiscal 2023 and include both
GAAP financial measures and adjusted, non-GAAP financial measurements. We believe the non-GAAP adjustments provide a meaningful comparison of the Company’s results and afford investors a view of what management considers to be the Company’s underlying performance. These measures are presented for informational pay-related purposes only. See the Appendix to this Proxy Statement for additional disclosures and reconciliations regarding these non-GAAP financial measures.

$ in millions

Balance Sheet (Year End)

	2024	2023
Cash	$413	$351
Accounts receivable, net	195	184
Inventory, net	502	537
Accounts payable	248	242
Long-term debt, net	498	497
Operating lease liabilities[1]	632	584

- **Inventories down 6% vs. LY**
  - Fewer days of supply
  - Lower product costs
- **Total liquidity $1.3 billion**
  - $413 million cash
  - $845 million borrowing capacity on revolving credit facility
- **No seasonal borrowings in 2024**

Cash Flow & Return of Capital (Fiscal Year)

	2024	2023
Operating cash flow	$299	$529
Capital expenditures	(56)	(60)
Free cash flow[2]	$243	$469
Dividends	$116	$112
Share repurchases	51	100
Total	$167	$212

- **2023 operating cash flow reflected sell through of pack & hold inventory last year**
- **$167 million distributed to shareholders in 2024 through dividends and share repurchases**
  - Dividends: $116 million
  - Share repurchases: $51 million

[1] Sum of current and non-current operating lease liabilities. [2] Non-GAAP measure.

EXECUTIVE COMPENSATION HIGHLIGHTS FOR FISCAL 2024
The Committee believes that our executive compensation program is appropriately designed to attract and retain superior executive talent and drive performance.
Reflective of this belief, approximately 98% of the votes cast at our 2024 Annual Meeting of shareholders, were in favor of the advisory vote to approve executive compensation (“say-on-pay”). While this vote was non-binding, the Committee carefully considered the result of the say-on-pay vote in the context of our overall compensation philosophy, policies, and related decisions. After reflecting on the say-on-pay vote, the Committee decided that no changes to Carter's compensation philosophy were necessary. At the 2025
Annual Meeting, we will have an annual advisory vote to approve executive compensation (Proposal
Number Two). The Committee plans to continue to consider the results from this year’s vote and future advisory votes on executive compensation.
We believe our pay for performance compensation philosophy is demonstrated by the alignment of shareholder experience and the payouts actually received by our NEOs. The annual incentive compensation paid out in 2024 was only 5% of the target given that net sales and operating income thresholds were not attained and the strategic objectives (weighted at 20%) were attained at 25%.
Additionally, none of the performance shares granted in 2022 eligible for vesting in 2024 were earned because performance thresholds were not attained.
As described more fully in this CD&A, the Committee took the following actions, among others, with respect to fiscal 2024 compensation for our NEOs:
•reviewed the peer group to be used by the Committee as a source of comparative compensation data for fiscal 2024, and determined that the existing group remained appropriate with no necessary adjustments;
•benchmarked compensation for all executive officers, including the NEOs, using a combination of proxy disclosures by Carter's peer group and retail industry survey data;
◦structured annual incentive compensation for 2024 to consist of three performance metrics, weighted as follows: (1) net sales (50%); (2) operating income (with attainment to be measured based on adjusted results as reported to shareholders) (30%); and (3) strategic objectives (20%), consisting of the following: (a) improve the consumer perception of Carter's brand style and value; (b) improve U.S. Retail traffic through improved marketing effectiveness and new capabilities; and (c) demonstrate continued progress with multicultural customer acquisition;
•approved new equity awards consisting of 50% time-based restricted stock vesting annually over four years and 50% performance-based restricted stock. The 2024 performance-based restricted stock awards have the following features:
•three performance metrics, net sales, adjusted earnings per share (as reported to shareholders), and relative total shareholder return; and
•a three-year performance period (fiscal years 2024, 2025, and 2026).
•The Committee set target net sales and adjusted earnings per share for 2024, as well as the target growth percentages for 2025 and 2026 that are based on actual net sales and adjusted earnings per share for 2024 and 2025, respectively.

•In the first quarter of 2027, the Committee will determine the number of shares, if any, of performance-based stock that are earned under the 2024 performance-based restricted stock awards.
COMPENSATION GOVERNANCE
The Committee and the Board have established executive compensation-related policies and procedures, including those discussed below, that they believe are appropriate for Carter's and its shareholders in light of the sector  in which Carter's operates, its business model, and its financial and operational performance.

What We Do:	What We Do Not Do
•Align Pay with Carter’s Performance: A significant
portion of our NEOs’ total direct compensation is linked to
Carter's performance in the form of annual incentive
compensation and long-term equity compensation tied to
performance criteria.
•Retain an Independent Compensation Consultant: The
Committee retains an independent consultant to advise it on
executive and director compensation matters and to help
analyze comparative compensation data to confirm that the
design and pay levels of our compensation program are
consistent with market practices.
•Utilize Stock Ownership Guidelines: We have minimum
stock ownership guidelines for our executive officers to
encourage them to maintain a meaningful equity interest in
Carter's in order to align their interests with those of our shareholders.
•Utilize Equity Retention Guidelines: Our equity retention
policy for executive officers requires holding periods for
time-based restricted stock and time-based stock option
grants.
•Have Double-Trigger Cash Severance Arrangements in
the Event of a Change of Control: In the event of a change
of control, our severance agreements with our NEOs provide
for cash severance benefits to be paid only if there is a
qualifying termination within a set period of time following the change of control.
•Effective With Equity Grants in 2024, Our Equity
Incentive Arrangements Included Double-Trigger
Provisions and Mandatory Clawback Provisions: As
disclosed further in this CD&A, effective February 15, 2024,
Carter's amended its Equity Incentive Plan to include
double-trigger change of control provisions, as well as
mandatory clawback provisions consistent with the
requirements of Rule 10D-1 under the Securities Exchange
Act of 1934, as amended (the “Exchange Act”), related NYSE
listing standards, and our Clawback policy.

•No Guaranteed Annual Salary
Increases or Guaranteed
Bonuses
•No Re-Pricing of Stock Options
•No Hedging, Pledging, or Short
Sales of Company Stock
•No Special Perquisites
Provided to Our NEOs
•No Equity Grants Below 100%
Fair Market Value
•No Annual Equity Grants or
Trading During Closed Insider
Trading Windows

COMPENSATION STRUCTURE AND DETERMINATION
Our compensation philosophy is to set our NEOs’ total direct compensation at levels that will attract, motivate, and retain superior executive talent in a highly competitive environment. Carter’s compensation program for our NEOs is designed to support these objectives and encourage strong financial performance on an annual and long-term basis by linking a significant portion of our NEOs’
total direct compensation to Company performance in the form of annual cash incentive compensation and long-term performance-based restricted stock awards.
The principal components of the compensation structure for our NEOs are:
•base salary;
•annual cash incentive compensation; and
•long-term equity incentive compensation.
Together, we refer to these three components as “total direct compensation.”
GENERAL
In setting a total direct compensation target for each NEO, the Committee considers both objective and subjective factors set forth below. The Committee also reviews total direct compensation, and its individual components, at the 25th, 50th, and 75th percentile levels paid to executives in similar positions at the companies in our peer group and, as needed, a broader retail survey, in order to assess where the compensation it sets falls relative to market practices.
These levels are selected because the Committee reviews this peer data as a reference point in determining whether the total compensation opportunity is likely to provide sufficient motivation and retention as well as whether it properly reflects the NEO’s role and scope of responsibilities.
In setting compensation of Carter's NEOs, the Committee considered multiple objective and subjective factors, including:
•the nature and scope of each executive officer’s responsibilities;
•comparative compensation data for executive officers in similar positions at companies in our peer group and, as needed, a broader retail survey;
•each executive officer’s experience, performance, and contribution to Carter's;
•Carter’s performance;
•prior equity awards and potential future earnings from equity awards;
•retention needs; and
•any other factors the Committee deems relevant.
BASE SALARY
When setting base salaries for our NEOs, the Committee considers the objective and subjective factors set forth above and also reviews base salaries at the 25th, 50th, and 75th percentile levels paid to executives in similar positions at the companies in our peer group and a broader retail survey, as appropriate.

ANNUAL CASH INCENTIVE COMPENSATION
Carter’s makes annual cash incentive compensation (through the Carter's, Inc. Amended and Restated
Annual Incentive Compensation Plan, the “Incentive Compensation Plan”) a significant component of our NEOs’ targeted total direct compensation in order to motivate our executive officers to meet and exceed Carter’s annual operating plans. For each NEO, the Committee approves target annual cash incentive compensation as a percentage of such NEO’s base salary. In establishing these annual cash incentive compensation targets, the Committee considers our NEOs’ potential total direct compensation in light of Carter’s compensation philosophy and comparative compensation data.
The Committee has the discretion to reduce or not to award annual cash incentive compensation, even if Carter’s achieves its financial performance targets, and to take into account personal performance in determining the percentage of each NEO’s annual cash incentive compensation to be paid, if any. Furthermore, the Board has adopted a clawback policy, consistent with the requirements of Rule 10D-1 under the Exchange Act and the related NYSE listing standards (referred to in this proxy statement as the “clawback policy”), that requires an executive officer (as defined in the clawback policy) to repay or return erroneously awarded compensation in the event of an accounting restatement of previously-reported financial results.
LONG-TERM EQUITY INCENTIVE COMPENSATION
The Carter’s, Inc. Amended and Restated Equity Incentive Plan (the “Equity Incentive Plan”) allows for various types of equity awards, including stock options, restricted stock (both time and performance-
based), restricted stock units (structured as deferred restricted stock), stock appreciation rights, and deferred stock. Awards under our Equity Incentive Plan are granted to recruit, motivate, and retain employees and in connection with promotions or increased responsibility. Historically, the Committee has awarded a combination of time and performance-based restricted stock and time-based restricted stock units (structured as deferred restricted stock), although it may choose to use other forms of equity awards in the future.
All awards under our Equity Incentive Plan must be approved by the Committee. The Committee determines the type, timing, and amount of equity awards granted to each of our NEOs after considering their previous equity awards, base salary, and target annual cash incentive compensation in light of Carter’s compensation philosophy. The Committee also considers the comparative compensation data in our peer group and, as needed, a broader retail survey, and our desire to retain and motivate our NEOs and to align their goals with the long-term goals of our shareholders.
The Committee’s practice is to approve equity grants at regularly scheduled meetings, but may also make equity grants at special meetings or by unanimous written consent, and could select a date subsequent to a regularly scheduled meeting on which to grant equity awards. The Committee does not take into account material non-public information when determining the timing or terms of equity awards, nor does Carter's time disclosure of material non-public information for the purpose of affecting the value of executive compensation. During fiscal 2024, the Company did not grant stock options (or similar awards) to any executive officer during any period beginning four business days before and ending one business day after the filing of any periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of any current report on Form 8-K that disclosed material non-public information.
More broadly, the Company has not awarded stock options (or similar awards) since fiscal 2018.
In considering the value of equity awards, we calculate the value of time-based and performance-based restricted stock awards using the closing price of our common stock on the date of grant.

Effective February 15, 2024, Carter's amended its Equity Incentive Plan to include double-trigger change of control provisions to more closely-align Carter's pay practices with market practice. Effective with equity award grants in fiscal 2024, the vesting of the awards will be accelerated if either (1)  the surviving entity does not provide replacement awards that meet criteria as set forth in the amended Equity Plan or, if applicable, the award agreement (referred to as “qualifying replacement awards”), or (2) the surviving entity provides qualifying replacement awards, but there is a termination of employment for cause or resignation for good reason (as defined in the amended Equity Incentive Plan) within two years after the change in control.
In addition, the Equity Incentive Plan was amended to include mandatory clawback provisions consistent with the requirements of Rule 10D-1 under the Exchange Act, related NYSE listing standards, and Carter’s clawback policy. Under the amended Equity Incentive Plan, and consistent with Carter’s clawback policy, the executive is required to repay or return erroneously awarded compensation in the event of an accounting restatement of previously-reported financial results. No other changes were made to the
Equity Incentive Plan, including to the maximum number of shares that may be delivered under the Equity
Incentive Plan.
ROLE OF THE COMPENSATION AND HUMAN CAPITAL COMMITTEE, INDEPENDENT
CONSULTANT, AND MANAGEMENT
The Committee sets the total direct compensation of our NEOs, as well as the financial performance targets for our NEOs’ annual cash incentive compensation and vesting terms for their equity awards, including performance-based awards.
For fiscal 2024, the Committee engaged Meridian Compensation Partners, LLC, an independent compensation consultant (“Meridian”), to advise it on executive and director compensation matters.
Meridian informs the Committee on market trends, as well as regulatory issues and developments and how they may impact Carter’s executive compensation program. Among other things, Meridian also:
•participates in the design of the executive compensation program to help the Committee evaluate the linkage between pay and performance;
•reviews market data and advises the Committee regarding the compensation of Carter’s executive officers; and
•reviews and advises the Committee regarding director compensation.
Meridian serves at the discretion of the Committee and regularly attends executive sessions with the
Committee at which management is not present. At the direction of the Committee, our Chief Executive
Officer works with Meridian to review comparative compensation data and makes recommendations for base salary, annual cash incentive compensation, and long-term equity incentive compensation for our
NEOs, other than himself. Compensation for our Chief Executive Officer is set by the Committee, without any involvement by the Chief Executive Officer and reflecting feedback provided by Meridian to the
Committee.
The Committee has assessed the independence of Meridian pursuant to applicable NYSE and SEC rules and has determined that it is independent, and the work provided by it did not raise a conflict of interest.

PEER GROUP ANALYSIS AND RETAIL SURVEY
To assess the market competitiveness of our NEOs’ compensation, the Committee and management review data provided by Meridian from two sources: our peer group and, as needed, a broader retail survey.
The Committee has established a peer group, which is generally comprised of companies in the retail or wholesale sectors which primarily conduct business in apparel or related accessories, sell products under multiple brands through retail stores and online, and have net sales generally between one-half and two times Carter's net sales.
In setting fiscal 2024 compensation, our peer group was comprised of the following fifteen companies:

Abercrombie & Fitch Co.	Kontoor Brands, Inc.
American Eagle Outfitters, Inc.	Levi Strauss & Co.
The Children's Place, Inc.	Oxford Industries, Inc.
Columbia Sportswear Company	Tapestry, Inc.
G-III Apparel Group, Ltd.	Under Armour, Inc.
Gildan Activewear, Inc.	Urban Outfitters, Inc.
Guess?, Inc.	Victoria's Secret & Co.
HanesBrands Inc.
The Committee, with the advice of Meridian, also uses select information from a broader retail survey
(that includes apparel and related products retailers or department stores which primarily sell apparel and related products) for executive compensation market assessment in order to supplement compensation data provided by the peer group analysis that may not be adequately represented in the data that is available from our peer group.
2024 TOTAL DIRECT COMPENSATION
During fiscal 2024, the Committee reviewed compensation data from our peer group and, as needed, a broader retail survey, and compared that data to the compensation of our NEOs, in connection with approving total direct compensation for 2024. In setting total direct compensation for 2024, the
Committee also considered the various factors noted earlier in this CD&A.
The components of total direct compensation are discussed more fully below.
2024 BASE SALARY
In February 2024, the Committee approved an increase in the base salaries for each of our NEOs employed with the Company at the time, with such increases effective in May 2024. These increases were based on market data, the nature and scope of each NEO’s responsibilities, and each NEO’s performance during fiscal 2023 (as applicable). The base salary for each NEO for fiscal 2024 is set forth below.

	Richard F. Westenberger	Kendra D. Krugman	Allison M. Peterson[1]	Raghu R. Sagi[2]	Michael D. Casey	Brian J. Lynch[3]
Base salary rate—2023 (effective May 2023 for all officers except for Ms. Krugman, and effective March 2023 for Ms. Krugman)	$715,000	$700,000	$—	$—	$1,300,000	$880,000
Base salary rate—2024 (effective May 2024 for all officers except for Ms. Peterson and Mr. Sagi, effective July 2024 for Ms. Peterson, and effective April 2024 for Mr. Sagi)	$775,000	$775,000	$750,000	$600,000	$1,340,000	$—
Percentage Increase	8.39%	10.71%	—%	—%	3.08%	—%
1 Ms. Peterson joined Carter's in July 2024.
2 Mr. Sagi joined Carter's in April 2024.
3 Mr. Lynch retired from Carter's in February 2024. Mr. Lynch's base salary remained the 2023 base salary rate until his retirement from Carter's in February 2024.
The total salary earned by each NEO in fiscal 2024 is shown in the Summary Compensation Table in the
“Salary” column and takes into account the change in each NEO’s salary as noted above.
2024 ANNUAL CASH INCENTIVE COMPENSATION
In February 2024, the Committee set the following fiscal 2024 annual cash incentive compensation targets for our NEOs:
•150% of base salary for Mr. Casey; and
•85% of base salary for Mr. Westenberger and Ms. Krugman
based on each NEO’s responsibilities, expected contribution and market data.
No fiscal 2024 annual cash incentive compensation target was set for Mr. Lynch, as he retired from
Carter's in February 2024.
Upon each of Ms. Peterson and Mr. Sagi joining Carter's in July 2024 and April 2024, respectively, the
Committee set the fiscal 2024 annual cash incentive compensation target as 75% of each of their respective base salaries.
In light of continued consumer trends and shifting customer demographics, management recommended, and the Committee approved, a 2024 annual cash incentive compensation structure that included two financial performance metrics and a strategic objectives component that included consumer-related objectives, as well as two financial performance metrics, as follows:
•net sales (weighted at 50%);
•operating income (weighted at 30%) (with attainment to be based on adjusted results as reported to shareholders); and
•strategic objectives (weighted at 20%), which consisted of the following objectives (1) improve consumer perception of Carter's brand style and value; (2) improve U.S. retail traffic through improved marketing effectiveness and new capabilities; and (3) demonstrate continued progress with multicultural consumer acquisition.
The Committee selected net sales, operating income (as it may be adjusted and reported to shareholders), and strategic objectives as performance metrics because it believes these metrics are key measures that align with the interests of our shareholders, namely growth, profitability, and strategic objectives related to shifting consumer demographics and continued consumer trends. As described below, our NEOs could have earned from 0% to 200% of their target annual cash incentive compensation in fiscal 2024 based upon Carter’s achievement of net sales and operating income (as it may be adjusted)
financial performance metrics and the strategic objectives metric.
The payment grid for the 2024 annual incentive compensation program is set forth below.
2024 ANNUAL CASH INCENTIVE COMPENSATION — PERFORMANCE METRICS

	Net Sales (50%) (in millions)	Adj. Operating Income (30%) (in millions)[1]	Strategic Objectives (20%)
25% of Target (Threshold Performance)	$2,890	$310	N/A
100% of Target (Target Performance)	$3,000	$345	N/A
200% of Target (Maximum Performance)	$3,093	$377	N/A
Fiscal 2024 Performance	$2,844	$287.0	N/A
1 See the Appendix to this Proxy Statement for a reconciliation of Adjusted Operating Income to its most directly comparable
GAAP measure, Operating Income.
In January 2025, the Committee determined that based on Carter's performance noted above, as well as the achievement of 25% of the strategic objectives, Carter's achieved an overall performance at 5% of
Target, with the payouts to our NEOs as follows:

	Annual Cash Incentive Compensation Targets ($)	Annual Cash Incentive Compensation Actually Paid at 5% of Target ($)
Richard F. Westenberger	$658,750	$33,000
Kendra D. Krugman	$658,750	$33,000
Allison M. Peterson[1]	$272,774	$13,700
Raghu R. Sagi[2]	$304,521	$15,300
Michael D. Casey	$2,010,000	$100,500
Brian J. Lynch[3]	$—	$—
1 Ms. Peterson joined Carter's in July 2024 and received a pro-rated bonus based on the number of days of service in 2024.
2 Mr. Sagi joined Carter's in April 2024 and received a pro-rated bonus based on the number of days of service in 2024.
3 Mr. Lynch retired from Carter's in February 2024 and did not receive any 2024 annual cash incentive compensation.

2024 LONG-TERM EQUITY INCENTIVE COMPENSATION
We provide long-term equity incentive awards to our NEOs to balance the short-term focus of the annual cash incentive program by tying a significant portion of total compensation to performance achieved by the Company over multi-year periods. The structure and design of our long-term equity incentive awards are designed to directly link the value of the awards granted to the NEOs with the Company’s long-term financial performance and increases in stockholder value.
AWARD MIX
In fiscal 2024, the Committee approved a 50%/50% mix of annual time-based restricted stock grants
(which vest over four years in 25% increments on the annual anniversary of the grant date) and two types of three year performance-based restricted stock grants (PSAs) for each NEO. These grants reflect our historical practice of awarding a combination of time-based and performance- based restricted stock to
Carter’s NEOs.
FISCAL 2024 LONG-TERM EQUITY INCENTIVE AWARD OPPORTUNITIES
Each NEO's annual equity grant is determined based on her or his performance, market pay data, and considerations of the competitiveness of their overall compensation package. Based on these factors, for
Fiscal 2024 the Committee determined to grant long-term equity incentive awards to the NEOs with the aggregate grant date fair value shown below.

NEO	2024 Long-Term Equity Incentive Award[1]
Richard F. Westenberger	$1,609,960
Kendra D. Krugman	$1,609,960
Allison M. Peterson[2]	$2,500,190
Raghu Sagi[3]	$1,000,120
Michael D. Casey	$6,976,664
Brian J. Lynch[4]	$—
1 Amounts assume target attainment of metrics under performance-based restricted stock awards.
2 In connection with Ms. Peterson joining Carter's in July 2024, Ms. Peterson received an award of time-based restricted stock that vests over four years in 25% increments on the annual anniversary of the grant date.
3 In connection with Mr. Sagi joining Carter's in April 2024, Mr. Sagi received an award of time-based restricted stock that vests over four years in 25% increments on the annual anniversary of the grant date.
4 Mr. Lynch retired from Carter's in February 2024 and did not receive any long-term equity incentive awards in 2024.
PERFORMANCE-BASED RESTRICTED STOCK AWARD MEASUREMENT
The combined Company PSAs and relative total shareholder return (“relative TSR”) PSAs granted by the
Committee in fiscal 2024 measure a mix of net sales growth, adjusted earnings per share (adjusted EPS) as reported to shareholders, and relative TSR over a three-year period from fiscal 2024 to fiscal 2026, as shown below. The Committee selected these metrics as they represent key areas of focus for Carter’s and align compensation with long-term shareholder value.

Fiscal 2024 to 2026 PSA Metrics	Weighting
Net Sales[1]	33%
Adjusted EPS[1]	33%
Relative TSR[2]	34%
[1] Target performance for these metrics was set, at the time of grant, for the first year of the performance period, and the target performance for each of the following years (2025 and 2026) is based on a set rate of growth (included in the award agreement)
in the actual performance for the prior year. For example, if the net sales target for 2024 was set at $2.8 billion, but actual performance for 2024 was $2.7 billion, the target net sales for 2025 would be based on a growth rate related to $2.7 billion in net sales. The Committee sought to set challenging goals for the fiscal 2024 net sales and adjusted EPS metrics.
[2] Target performance was set at a three-year relative TSR that equals or exceeds the 50th percentile of a comparator group consisting of a selection of companies in the S&P 1500 Apparel, Accessories & Luxury Goods Index and the S&P 1500 Apparel
Retail Index.

The number of PSAs earned will depend on Carter’s level of achievement with respect to each metric, ranging from 25% of target for performance at threshold to 200% of target for performance at maximum.
No PSAs will be earned if performance falls below the threshold level of performance for all three metrics.
If the performance level falls between threshold and target or between target and maximum, the level of payout is determined through linear interpolation.

COMPLETED AND OUTSTANDING PERFORMANCE SHARE AWARD CYCLES
The final measurement period for the fiscal 2022 to fiscal 2024 PSA cycle was completed as of the end of fiscal 2024. A summary of the net sales and adjusted EPS metrics are below, and as indicated in the table, no payouts were attained for these PSAs.
Fiscal 2022 to Fiscal 2024

PSA Metric	Threshold	Target	Maximum	Actual	Payout %
Net Sales (50% weighting) (in millions)	•2022: $3,295 •2023: 1% growth in actual 2022 net sales •2024: 1% growth in actual 2023 net sales	•2022: $3,595 •2023: 3% growth in actual 2022 net sales •2024: 3% growth in actual 2023 net sales	•2022: $3,670 •2023: 5% growth in actual 2022 net sales •2024: 5% growth in actual 2023 net sales	•2022: $3,212 •2023: $2,946 •2024: $2,844	0%
Adjusted EPS (50% weighting)	•2022: $7.50 •2023: 2% growth in actual 2022 adjusted EPS •2024: 2% growth in actual 2023 adjusted EPS	•2022: $9.02 •2023: 9% growth in actual 2022 adjusted EPS •2024: 9% growth in actual 2023 adjusted EPS	•2022: $9.21 •2023: 11% growth in actual 2022 adjusted EPS •2024: 11% growth in actual 2023 adjusted EPS	•2022: $6.90 •2023: $6.19 •2024: $5.81	0%
Total Attainment					0%
TIME-BASED RESTRICTED STOCK
All of the time-based restricted stock awards granted to our NEOs in fiscal 2024:
•are subject to the equity retention policy described below;
•are contingent on the NEO’s continued employment with Carter's through each vesting date; and
•vest in four equal annual installments on the first through fourth anniversaries of each grant date.
STOCK OWNERSHIP GUIDELINES AND EQUITY RETENTION POLICY
The Committee regularly reviews the equity ownership of our NEOs compared to our minimum ownership guidelines. Under our minimum ownership guidelines, no NEO may sell shares of Carter’s stock (other than to cover the tax obligations resulting from the vesting of Carter’s restricted stock (both time and performance-based) or from exercising vested stock options) until they own shares of Carter’s stock with a total market value in excess of a specified multiple of his or her base salary and continue to maintain such level of ownership after such sale. For fiscal 2024 (similar to the multiples for 2023), the ownership multiples for our NEOs were as follows:

Multiple of Base Salary
Chief Executive Officer & President	7x
Senior Executive Vice Presidents & Executive Vice Presidents	3x
Under our minimum ownership guidelines, all unvested restricted stock and vested shares are included in determining compliance with the ownership multiple, but unvested performance-based restricted stock are excluded from the calculation of shares of stock held by the executive.
In addition, our equity retention policy for NEOs requires that any time-based restricted stock granted to a NEO be held for four years following the date of grant before those shares may be sold, except for any withholding to cover tax obligations resulting from the vesting of such shares. The policy also requires that shares underlying time-based options granted be held for at least one year from the date of vesting. During fiscal 2024, each of our NEOs was in compliance with his or her applicable minimum ownership requirement.
401(K) PLAN
Carter’s 401(k) program provides for a Company match of employee contributions, including contributions by NEOs, at the discretion of Carter's, based on Carter’s performance. In January 2025, the
Committee approved that employee contributions made to Carter’s 401(k) plan in fiscal 2024 would be matched by Carter's 100% up to 4% of the employee’s eligible compensation for all eligible employees, up to the maximum amount permitted by the Internal Revenue Service. This matching contribution was approved by the Committee following its consideration of our employees’ efforts for fiscal 2024.
PERQUISITES AND OTHER BENEFITS
Our NEOs do not receive any perquisites or other benefits on an annual basis that are not otherwise available to all employees. The cost of providing these benefits and perquisites to the NEOs is included in the amounts shown in the “All Other Compensation” column of the Summary Compensation Table and detailed in the footnotes to such table.
INSIDER TRADING POLICY
We maintain an Insider Trading Policy governing the purchase, sale, and/or other dispositions of our securities by our directors, officers, and employees, as well as by Carter’s, that we believe is reasonably designed to promote compliance with insider trading laws, rules, and regulations, and the exchange listing standards applicable to us. A copy of our Insider Trading Policy was filed as an exhibit to our Annual
Report on Form 10-K for the fiscal year ended December 28, 2024.
CLAWBACK AND HEDGING POLICIES
Carter's has adopted a clawback policy, consistent with the requirements of Rule 10D-1 under the
Exchange Act and the related NYSE listing standards, that requires an executive officer to repay or return erroneously awarded compensation in the event of an accounting restatement of previously-
reported financial results.
Further, hedging and pledging of Company stock by any Board member or employee of Carter’s, including our NEOs, is prohibited under our policies to ensure that the interests of the holders of

Carter’s stock are fully aligned with those of shareholders in general. During fiscal 2024, none of our
NEOs entered into a hedging arrangement or pledged any shares of Carter's stock.
RETIREMENT OF FORMER PRESIDENT & CONSULTING AGREEMENT
In connection with Mr. Lynch's retirement in February 2024, the Company entered into a consulting agreement with Mr. Lynch pursuant to which Mr. Lynch served as a consultant to the Company following his retirement to assist with an orderly transition. The consulting agreement provides for, among other things: (i) a term of twelve months through the end of February 2025; and (ii) a consulting fee of $125,000 per month payable by the Company to Mr. Lynch for the consulting services provided to the Company during the period of the consulting agreement, which consulting services include consultations with executive officers and other management personnel of the Company related to the business of the
Company and assistance with leadership transitions at the Company.
In addition, pursuant to the terms of the outstanding award agreements governing Mr. Lynch's unvested performance-based restricted stock, Mr. Lynch received “retirement” treatment for those outstanding awards upon his retirement in February 2024. This treatment resulted in pro-rated vesting of his performance-based restricted stock (calculated based on the number of days he worked at the Company from the grant date through the retirement date) subject to the achievement, by the Company, of the performance metrics under the applicable award agreements.
RETIREMENT OF FORMER CHAIRMAN AND CHIEF EXECUTIVE OFFICER & RETIREMENT
AGREEMENT
In connection with Mr. Casey's retirement in February 2025, Carter’s and Mr. Casey entered into a
Retirement Agreement and Release, dated February 20, 2025. Under the Retirement Agreement and
Release, Mr. Casey received accelerated vesting of his outstanding unvested time-based restricted stock awards and pro-rated vesting of his PSAs issued in 2023 and 2024 (subject to the attainment of the performance metrics under those awards).
APPOINTMENT OF INTERIM CHIEF EXECUTIVE OFFICER
In connection with Mr. Casey's retirement as Chairman and Chief Executive Officer, the Board appointed
Richard F. Westenberger as Interim Chief Executive Officer, effective January 5, 2025. Mr. Westenberger’s appointment ended on April 3, 2025 in connection with the appointment of Douglas C. Palladini as Chief
Executive Officer & President. Mr. Westenberger is continuing to serve in his role as Senior Executive Vice
President, Chief Financial Officer & Chief Operating Officer.
In his capacity as Interim CEO, Mr. Westenberger received a monthly cash stipend of $110,000, and also received restricted stock awards in an amount of $300,000 pursuant to the Company’s Amended and
Restated Equity Incentive Plan on a quarterly basis (the “Westenberger Awards”), each vesting within one year of the grant date of the relevant Westenberger Award. The Westenberger Awards will be immediately vested in the event that Mr. Westenberger is terminated without cause or resigns for good reason prior to the applicable vesting date, or in the event of his death or disability prior to the vesting date.
APPOINTMENT OF CHIEF EXECUTIVE OFFICER & PRESIDENT
On March 26, 2025, the Company announced that the Board approved the appointment of Douglas C.
Palladini as Chief Executive Officer and President of the Company and a member of the Board, effective
April 3, 2025 (the “Effective Date”). On the Effective Date, Richard F. Westenberger, who was serving  as the
Company’s Interim Chief Executive Officer, ceased to serve in that capacity but is continuing with the
Company as its Senior Executive Vice President, Chief Financial Officer & Chief Operating Officer.

In connection with Mr. Palladini’s appointment, Mr. Palladini and the Company executed an offer letter on
March 21, 2025 (the “Offer Letter”). Pursuant to the Offer Letter, during Mr. Palladini’s employment with the Company, he will receive an initial base salary of $1,200,000 per year, and an annual cash incentive opportunity at target of 150%, which will be prorated for fiscal year 2025. Commencing in the Company’s fiscal year 2026, Mr. Palladini will be eligible to receive annual equity awards with a target value of
$5,500,000, pursuant to the terms of the Company’s shareholder-approved equity plan.
Pursuant to the Offer Letter, on April 3, 2025, Mr. Palladini received a $7,000,000 sign-on equity grant, with
50% of the grant in the form of time-based restricted stock and 50% in the form of performance-based restricted stock. The time-based restricted stock vests in four equal increments over a four-year period on each of the anniversaries of the grant date. The performance-based restricted stock will be earned upon achieving share price hurdles for 20 consecutive trading days over a three-year performance period, starting on the award grant date (April 3, 2025) and ending on the third anniversary of the award grant date (April 3, 2028). These share price hurdles are based on the closing price of stock on the grant date, using the following growth rates:
•1/3 at 30% growth;
•1/3 at 60% growth;
•1/3 at 90% growth.
The growth objectives may be achieved at any time over the three-year period, and the corresponding number of shares earned, but the shares will not vest until the end of the three-year period.
Mr. Palladini is expected to enter into the Company’s previously disclosed Severance Agreement and participate in the employee benefit plans and programs provided by the Company to other senior executives. Mr. Palladini will be covered by any Company directors and officers insurance policies. Mr.
Palladini will also be subject to the Company’s restrictive covenants included in the Severance
Agreement, which include restrictions relating to non-competition and non-solicitation for 24 months after the termination date and protection of confidential information.
SEVERANCE AGREEMENTS WITH NEOS
Each of our NEOs has a severance agreement with Carter’s. In the event that an NEO is terminated by
Carter’s for any reason, the NEO or his or her estate will be provided: (a) the NEO’s base salary earned but not paid during the final payroll period, (b) pay for any vacation time earned but not used through the separation date, and (c) any business expenses incurred by the NEO but unreimbursed on the separation date.
If an NEO is terminated without “cause,” or an NEO terminates their employment for “good reason” (with
“cause” and “good reason” defined in each NEO’s respective severance agreement and summarized below), the Company will be obligated to pay such NEO’s base salary for 12 months in the cases of Messrs.
Westenberger and Sagi and Mses. Krugman and Peterson. In each case, base salary will be paid in bi-
weekly installments. The Company is also obligated to pay each NEO a pro-rated annual cash incentive compensation amount that would have been earned by each such executive if he or she had been employed at the end of the year in which his or her employment was terminated. The determination of whether annual cash incentive compensation is payable to the NEO will not take into account any individual performance goals and shall be based solely on the extent to which Company performance goals have been met.

Further, the Company is obligated to pay the Company’s contribution to the medical and dental benefits for Messrs. Westenberger and Sagi and Mses. Krugman and Peterson, until the earlier of (i) 12 months following his or her separation date, (ii) the date the NEO becomes eligible for coverage under the health and/or dental plans of another employer, or (iii) the date the NEO otherwise ceases to be eligible to continue participation in the Company’s health and dental plans under COBRA. Additionally, the
Company is obligated to pay the Company’s contribution to the life insurance benefits for 12 months in the case of Messrs. Westenberger and Sagi and Mses. Krugman and Peterson. The payment of severance is contingent on the NEO (a) executing an effective release of claims, and (b) complying with post-
termination obligations including confidentiality, noncompetition, and non-solicitation covenants.
In the event that, within two years following a “change of control” (with “change of control” defined in each executive’s severance agreement) the Company terminates the NEO’s employment, other than for
“cause” or such executive terminates his or her employment for “good reason,” the Company shall pay such NEO’s the following severance benefits in addition to the severance benefits in the preceding paragraph: (a) base salary for an additional 12 months for all NEOs, (b) the Company’s contribution to the medical and dental benefits, if following the expiration of the 12-month anniversary of such termination, the NEO has not yet become eligible for coverage under the health and/or dental plans of another employer, then for an additional 6-month period thereafter (or, if earlier, until the date the NEO becomes eligible for coverage under the health and/or dental plans of another employer), and (c) the Company’s contribution to the life insurance benefits, for an additional 12 months in the case of all NEOs. In the event of a “change of control” of the Company: (1) for all unvested stock options and all unvested shares of restricted stock (both time and performance-based) held by the NEO that were awarded prior to February
15, 2024, such awards will fully vest; and (2) for all unvested equity awards made on or after February 15,
2024, such awards will fully vest if there is a qualifying termination of employment within two years after the change in control or if the surviving entity does not provide qualifying replacement awards.
Under the severance agreements with each of our NEOs, “cause” is generally deemed to exist when such
NEO has: (a) been convicted of a felony or entered a plea of guilty or no contest to a felony; (b) committed fraud or other act involving dishonesty for personal gain which is materially injurious to the Company; (c)
materially breached his obligations of confidentiality, intellectual property assignment, non-competition, non-solicitation, or non-disparagement against the Company after a cure period, provided such breach by its nature was curable; (d) willfully engaged in gross misconduct which is injurious to the Company; or (e)
after a cure period, willfully refused to substantially perform his or her duties or is grossly negligent in performance of such duties.
Under the agreements with our NEOs, “good reason” is generally deemed to exist when there is: (a) a material reduction in the executive’s title, duties, or responsibilities; (b) a material change in the geographic location at which the executive must perform services; or (c) a material breach of the executive’s agreement by the Company, provided the NEO complies with the written notice requirements and the cure period provided to Carter's.
See “Potential Payments Upon Termination or Change of Control” below for a discussion and presentation of amounts our NEOs may be entitled to in the event of their termination, including following a change in control.

COMPENSATION & HUMAN CAPITAL COMMITTEE REPORT
The Compensation & Human Capital Committee of the Board has reviewed and discussed with
Company management the Compensation Discussion and Analysis included in this proxy statement.
Based on such review and discussions, the Compensation and Human Capital Committee has
recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement for filing with the SEC.
Submitted by the Compensation & Human Capital
Committee
Mr. Jevin S. Eagle,
              Mr. Rochester Anderson, Jr.
              Mr. Luis Borgen
              Mr. Mark P. Hipp
              Ms. Stephanie P. Stahl
COMPENSATION & HUMAN CAPITAL COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION
The Compensation & Human Capital Committee is composed entirely of the five independent directors listed above. No member of the Compensation & Human Capital Committee is a current, or during fiscal
2024 was a former, officer or employee of the Company or any of its subsidiaries. During fiscal 2024, no member of the Compensation & Human Capital Committee had a relationship that must be described under the SEC rules relating to disclosure of transactions with related persons. In fiscal 2024, none of our executive officers served on the board of directors or compensation committee of any entity that had one or more of its executive officers serving on the Board or the Compensation & Human Capital
Committee.

FISCAL 2024 SUMMARY COMPENSATION TABLE*
The table below provides information concerning the compensation of our NEOs.

Name and Principal Position	Fiscal Year	Salary ($) (a)	Bonus ($) (b)	Stock Awards ($) (c)	Non-Equity Incentive Plan Compensation ($) (d)	All Other Compensation ($) (e)	Total ($)
Richard F. Westenberger	2024	$763,462	$—	$1,609,960	$33,000	$176,496	$2,582,918
Senior Executive Vice President,	2023	$704,615	$—	$1,550,520	$471,900	$169,734	$2,896,769
Chief Financial Officer & Chief Operating Officer, former Interim Chief Executive Officer	2022	$674,615	$128,500	$1,250,166	$—	$125,585	$2,178,866
Kendra D. Krugman	2024	$760,577	$—	$1,609,960	$33,000	$180,810	$2,584,347
Senior Executive Vice President,	2023	$683,846	$—	$1,800,489	$462,000	$149,459	$3,095,794
Chief Creative & Growth Officer	2022	$609,231	$118,200	$1,000,862	$—	$97,229	$1,825,522
Allison M. Peterson	2024	$346,154	$—	$2,500,190	$13,700	$224,104	$3,084,148
Executive Vice President,	2023	$—	$—	$—	$—	$—	$—
Chief Retail & Digital Officer	2022	$—	$—	$—	$—	$—	$—
Raghu R. Sagi	2024	$392,308	$—	$1,000,120	$15,300	$43,479	$1,451,207
Executive Vice President,	2023	$—	$—	$—	$—	$—	$—
Chief Information & Technology Officer	2022	$—	$—	$—	$—	$—	$—
Michael D. Casey	2024	$1,326,154	$—	$6,976,664	$100,500	$743,451	$9,146,769
Former Chairman,	2023	$1,282,692	$—	$6,500,098	$1,716,000	$589,342	$10,088,133
Chief Executive Officer & President	2022	$1,192,885	$468,800	$6,500,136	$—	$444,933	$8,606,754
Brian J. Lynch	2024	$169,231	$—	$—	$—	$1,340,089	$1,509,320
Former President &	2023	$867,885	$—	$2,500,266	$774,400	$241,106	$4,383,656
Chief Operating Officer	2022	$831,154	$211,300	$2,000,266	$—	$165,949	$3,208,669
*      Amounts in rows may not add exactly to the total due to rounding.
(a)Base salary for each NEO was based on a 364-day fiscal year for fiscal years 2024, 2023 and 2022.
(b)Reflects the discretionary bonus that was awarded in 2023 based on fiscal 2022 performance, in light of the challenges faced by the Company due to the
COVID-19 pandemic, inflationary impact on consumers, and responses to other challenges in the Company’s business including supply chain disruptions.
(c)The amounts disclosed in this column represent the total grant date fair value for the following grants computed in accordance with FASB ASC Topic 718:
◦The time-based restricted stock granted in 2024, 2023, and 2022 vest in four equal, annual installments beginning one year from the date of the grant, except for a special restricted stock award granted to Ms. Krugman (in connection with her promotion in 2023) that includes a portion that cliff vests on the third anniversary of the date of grant.
◦Vesting of the performance-based restricted stock granted in fiscal 2024 is contingent upon meeting specific performance targets for each of the three fiscal years 2024, 2025, and 2026, individually, and vest, as and to the extent performance criteria are met, in 2027 following completion of fiscal 2026. For 2024, 34% of the total award of performance-based restricted shares included a relative TSR component (the
“Market-Based Restricted Shares”).

Name	Grant Date	Time-Based Restricted Shares – 4 Year Vest	Time-Based Restricted Shares – 3 Year Cliff Vest	Performance - Based Restricted Shares	Market- Based Restricted Shares	Grant Date Fair Value per Share
Richard F. Westenberger	2/28/2024	9,152	—	6,040	—	$81.95
	2/28/2024	—	—	—	3,112	$117.28
	2/27/2023	10,468	—	10,468	—	$74.06
	2/16/2022	6,860	—	6,860	—	$91.12
Kendra D. Krugman	2/28/2024	9,152	—	6,040	—	$81.95
	2/28/2024	—	—	—	3,112	$117.28
	2/27/2023	5,404	—	5,404	—	$74.06
	3/21/2023	—	14,022	—	—	$71.32
	2/16/2022	5,492	—	5,492	—	$91.12
Allison M. Peterson	8/9/2024	39,920	—	—	—	$62.63
	2/27/2023	—	—	—	—	$74.06
	2/16/2022	—	—	—	—	$91.12
Raghu R. Sagi	5/10/2024	14,484	—	—	—	$69.05

	2/27/2023	—	—	—	—	$74.06
	2/16/2022	—	—	—	—	$91.12
Michael D. Casey	2/28/2024	39,660	—	26,176	—	$81.95
	2/28/2024	—	—	—	13,484	$117.28
	2/27/2023	43,884	—	43,884	—	$74.06
	2/16/2022	35,668	—	35,668	—	$91.12
Brian J. Lynch	2/28/2024	—	—	—	—	$81.95
	2/28/2024	—	—	—	—	$117.28
	2/27/2023	16,880	—	16,880	—	$74.06
	2/16/2022	10,976	—	10,976	—	$91.12
(d) Reflects dollar value of all compensation earned in fiscal 2024, 2023, and 2022 pursuant to the Incentive Compensation Plan, including all annual cash incentive compensation.
(e) The amounts shown as “All Other Compensation” for fiscal 2024 consist of the following:

Name	401 (k) Company Match	Dividends Paid on Unvested Restricted Stock	Other (i)	Total
Richard F. Westenberger	$13,800	$159,098	$3,599	$176,497
Kendra D. Krugman	$13,800	$164,762	$2,249	$180,811
Allison M. Peterson	$8,077	$63,872	$152,155	$224,104
Raghu R. Sagi	$7,385	$34,762	$1,333	$43,480
Michael D. Casey	$13,800	$723,818	$5,834	$743,452
Brian J. Lynch	$—	$89,139	$1,250,950	$1,340,089
(i)These amounts include imputed income from health and life insurance contributions, imputed income from bring-your-own technology to work programs, and benefits from healthcare programs, each of which are available to all employees, as well as: (1) $136,151 in relocation benefits for Ms.
Peterson and (2) $1,250,000 in consulting fees for Mr. Lynch.

FISCAL 2024 GRANTS OF PLAN-BASED AWARDS
The following table provides information concerning each grant of plan-based awards made to an NEO in fiscal 2024. This includes incentive compensation awards granted under our Incentive Compensation
Plan and restricted stock awards granted under our Equity Incentive Plan. The threshold, target, and maximum columns reflect the range of estimated payouts under these plans for fiscal 2024. The last column reports the aggregate grant date fair value of all awards made in fiscal 2024 as if they were fully vested on the grant date, computed in accordance with FASB ASC Topic 718.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards (a)			Estimated Future Payouts Under Equity Incentive Plan Awards			Grant Date Fair Value of Stock and Option Name Awards

Name	Award Type	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Richard F. Westenberger	Cash Incentive Compensation	—	$164,688	$658,750	$988,125	—	—	—	$—
	Shares (b)	2/28/2024	—	—	—	—	9,152	9,152	$750,006
	Shares (c)	2/28/2024	—	—	—	1,510	6,040	12,080	$494,978
	Shares (d)	2/28/2024	—	—	—	778	3,112	6,224	$364,975
Kendra D. Krugman	Cash Incentive Compensation	—	$164,688	$658,750	$988,125	—	—	—	$—
	Shares (b)	2/28/2024	—	—	—	—	9,152	9,152	$750,006
	Shares (c)	2/28/2024	—	—	—	1,510	6,040	12,080	$494,978
	Shares (d)	2/28/2024	—	—	—	778	3,112	6,224	$364,975
Allison M. Peterson	Cash Incentive Compensation	—	$68,193	$272,774	$409,161	—	—	—	$—
	Shares (b)	8/9/2024	—	—	—	—	39,920	39,920	$2,500,190
Raghu R. Sagi	Cash Incentive Compensation	—	$76,130	$304,452	$456,781	—	—	—	$—
	Shares (b)	5/10/2024	$—	$—	$—	—	14,484	14,484	$1,000,120
Michael D Casey.	Cash Incentive Compensation	—	$502,500	$2,010,000	$3,015,000	—	—	—	$—
	Shares (b)	2/28/2024	—	—	—	—	39,660	39,660	$3,250,137
	Shares (c)	2/28/2024	—	—	—	6,544	26,176	52,352	$2,145,123
	Shares (d)	2/28/2024	—	—	—	3,371	13,484	26,968	$1,581,404
Brian J. Lynch	Cash Incentive Compensation	—	$—	$—	$—	—	—	—	$—
	Shares (b)	2/28/2024	—	—		—	—	—	$—
	Shares (c)	2/28/2024	—	—		—	—	—	$—
	Shares (d)	2/28/2024	—	—	—	—	—	—	$—
(a)The amounts shown under the “Threshold” column represent 25% of the target cash incentive compensation, assuming threshold-level performance is achieved under the financial performance measures and strategic objectives component. The amounts shown under the “Target” column represent 100%
of the target cash incentive compensation, assuming target-level performance is achieved under the financial performance measures and strategic objectives component. The amounts shown under the “Maximum” column represent 150% of the target cash incentive compensation, assuming maximum-level performance is achieved under the financial performance measures and the strategic objectives component. The Company achieved 5% of
"Target" for 2024.
(b)Shares of time-based restricted stock were granted pursuant to the Equity Incentive Plan. These restricted shares vest ratably in four equal, annual installments beginning one year from the date of the grant.
(c)Shares of performance-based restricted stock were granted pursuant to the Equity Incentive Plan. The amounts shown under the “Threshold” column represent 25% of the target grant award, assuming threshold-level performance is achieved under the performance vesting criteria in each of the fiscal years 2024, 2025, and 2026. The amounts shown under the “Target” column represent 100% of the target grant award, assuming target-level performance is achieved under the performance vesting criteria in each of the fiscal years 2024, 2025, and 2026. The amounts shown under the “Maximum” column represent 200% of the target grant award, assuming maximum-level performance is achieved under the performance vesting criteria in each of the fiscal years 2024, 2025, and 2026. Additional shares above Target performance, if any, will be issued following completion of the performance period and determination by the Compensation and Human Capital Committee that the additional shares above Target were earned. Shares above Target have not been issued and do not carry voting rights or rights to receive dividends. The dollar amounts under the “Grant Date Fair Value of Stock and Option Awards”
are calculated based on the number of awards reported under the “Target” column.
(d)Market-based restricted shares were granted pursuant to the Equity Incentive Plan. The amounts shown under the “Threshold” column represent 25% of the target grant award, assuming threshold-level performance is achieved under the relative TSR vesting criteria in each of the fiscal years 2024, 2025, and
2026. The amounts shown under the “Target” column represent 100% of the target grant award, assuming target-level performance is achieved under the relative TSR vesting criteria in each of the fiscal years 2024, 2025, and 2026. The amounts shown under the “Maximum” column represent 200% of the target grant award, assuming maximum-level attainment under the relative TSR vesting criteria in each of the fiscal years 2024, 2025, and 2026. Additional shares above Target performance, if any, will be issued following completion of the performance period and determination by the Compensation and
Human Capital Committee that the additional shares above Target were earned. Shares above Target have not been issued and do not carry voting rights or rights to receive dividends. The dollar amounts under the “Grant Date Fair Value of Stock and Option Awards” are calculated based on the number of awards reported under the “Target” column.

OUTSTANDING EQUITY AWARDS AT FISCAL 2024 YEAR-END
The following table provides information regarding unexercised stock options, stock that has not yet vested, and equity incentive plan awards for each NEO outstanding as of the end of fiscal 2024. Each outstanding award is represented by a separate row that indicates the number of securities underlying the award.

	Options Awards					Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) (Exercisable)	Number of Securities Underlying Unexercised Options (#) (Unexercisable)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (a)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (b)
Richard F. Westenberger	5,048	—	—	$120.25	2/21/2028
	7,000	—	—	$83.84	2/14/2027
	5,220	—	—	$90.66	2/16/2026
	3,400	—	—	$82.40	2/18/2025
						49,718	$2,706,151
Kendra D. Krugman	1,508	—	—	$120.25	2/21/2028
	1,508	—	—	$120.25	2/21/2028
	2,068	—	—	$83.84	2/14/2027
	1,404	—	—	$83.84	2/14/2027
	2,260	—	—	$98.98	8/17/2026
	960	—	—	$90.66	2/16/2026
	960	—	—	$90.66	2/16/2026
	2,360	—	—	$86.88	11/11/202 5
	1,200	—	—	$82.40	2/18/2025
	400	—	—	$82.40	2/18/2025
						51,488	$2,802,492
Allison M. Peterson	—	—	—	$—	—
						39,920	$2,172,846
Raghu R. Sagi	—	—	—	$—	—
						14,484	$788,364
Michael D. Casey	49,268	—	—	$120.25	2/21/2028
	69,000	—	—	$83.84	2/14/2027
	44,500	—	—	$90.66	2/16/2026
	28,000	—	—	$82.40	2/18/2025
						226,193	$12,311,685
Brian J. Lynch	—	—	—	120.25	2/21/2028
	—	—	—	$120.25	2/14/2027
	—	—	—	$83.84	2/16/2026
	—	—	—	$83.84	2/18/2025
						27,856	$1,516,202
[See next page for footnotes to table]

(a)Equity Incentive Plan awards relate to the following grants:

Name	Grant Date	Time-Based Restricted Shares – 4 Year Vest #	Time-Based Restricted Shares – 3 Year Cliff Vest #	Performance- Based Restricted Shares	Market- Based Restricted Shares	Grant Date Fair Value per Share
Richard F. Westenberger	2/28/2024	9,152	—	6,040	—	$81.95
	2/28/2024	—	—	—	3,112	$117.28
	2/27/2023	7,851	—	10,468	—	$74.06
	2/16/2022	3,430	—	6,860	—	$91.12
	2/10/2021	2,805	—	—	—	$98.05
Kendra D. Krugman	2/28/2024	9,152	—	6,040	—	$81.95
	2/28/2024	—	—	—	3,112	$117.28
	2/27/2023	4,053	—	5,404	—	$74.06
	3/21/2023	—	14,022	—	—	$71.32
	2/16/2022	2,746	—	5,492	—	$91.12
	2/10/2021	1,467	—	—	—	$98.05
Allison M. Peterson	8/9/2024	39,920	—	—	—	$62.63
Raghu R. Sagi	5/10/2024	14,484				$69.05
Michael D. Casey	2/28/2024	39,660	—	26,176	—	$81.95
	2/28/2024	—	—	—	13,484	$117.28
	2/27/2023	32,913	—	43,884	—	$74.06
	2/16/2022	17,834	—	35,668	—	$91.12
	2/10/2021	16,574	—	—	—	$98.05
Brian J. Lynch	2/28/2024	—	—	—	—	$81.95
	2/28/2024	—	—	—	—	$117.28
	2/27/2023	—	—	16,880	—	$74.06
	2/16/2022	—	—	10,976	—	$91.12
	2/10/2021	—	—	—	—	$98.05
  (b)  Amount based on the closing market price per share of the Company’s common stock as traded on the NYSE on
December 27, 2024, the last trading day of fiscal 2024, of $54.43.

OPTION EXERCISES AND STOCK VESTED IN FISCAL 2024
The following table provides information concerning our NEOs’ exercises of stock options and vesting of restricted stock (both time and performance-based) during fiscal 2024. The table reports, on an aggregate basis, the number of securities acquired upon exercise of stock options, the dollar value realized upon exercise of stock options, the number of shares of restricted stock that have vested, and the dollar value realized upon the vesting of restricted stock.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (a)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (b)
Richard F. Westenberger	—	$—	19,604	$1,591,388
Kendra D. Krugman	—	$—	15,043	$1,221,402
Allison M. Peterson	—	$—	—	$—
Raghu R. Sagi	—	$—	—	$—
Michael D. Casey	—	$—	43,259	$3,511,595
Brian J. Lynch	—	$—	25,012	$2,029,844
(a)Aggregate dollar amount was calculated by multiplying the number of shares acquired by the difference between the market price of the underlying securities at the time of exercise and the exercise price of the stock options.
(b) Aggregate dollar amount was calculated by multiplying the number of shares acquired on vesting by the closing market price of the
Company’s common stock as traded on the NYSE on the date of vesting.

NONQUALIFIED DEFERRED COMPENSATION
Eligible employees, including our NEOs, may elect annually to defer a portion of their base salary and annual cash incentive compensation under The William Carter Company Deferred Compensation
Plan (the “Deferred Compensation Plan”). Under this plan, participants can defer up to 75% of their salary and/or 90% of their cash bonus. At the option of the participant, these amounts may be deferred to a specific date at least two years from the last day of the year in which deferrals are credited into the participant’s account. Interest on deferred amounts is credited to the participant’s account based upon the earnings and losses of one or more of the investments selected by the participant from the various investment alternatives available under the Deferred Compensation
Plan.
At the time of deferral, a participant must indicate whether he or she wishes to receive the amount deferred in either a lump sum or in substantially equal annual installments over a period of up to five years for “Specified Date” accounts or up to ten years for “Retirement” accounts. If a participant who is an employee of the Company separates from service prior to the elected commencement date for distributions and has not attained age 62, or age 55 and completed ten years of service, then the deferred amounts will be distributed as a lump sum, regardless of the method of distribution originally elected by the participant. If the participant in question has attained age 62, or age 55 with ten years of service and has previously elected to do so on a timely basis, then the participant may receive the amounts in substantially equal annual installments over a period of up to ten years. There is a six-month delay in the commencement of distributions for all participants, if triggered by the participant’s termination or retirement. Changes to deferral elections with respect to previously deferred amounts are permitted only under the limited terms and conditions specified in the Code and early withdrawals from deferred accounts are permitted only in extreme cases, such as unforeseen financial hardship resulting from an illness or accident of the participant that is demonstrated to the Company’s
Retirement Committee.

Name	Employee Contributions in 2024 (a)	Company Contributions in 2024	Aggregate Earnings in 2024 (b)	Aggregate Withdrawals or Distributions	Aggregate Balance at End of 2024 (c)
Richard F. Westenberger	$7,592	$—	$33,283	$—	$334,552
Kendra D. Krugman	$—	$—	$—	$—	$—
Allison M. Peterson	$—	$—	$—	$—	$—
Raghu R. Sagi	$150,000	$—	$3,519	$—	$153,519
Michael D. Casey	$—	$—	$—	$—	$—
Brian J. Lynch	$—	$—	$365,304	$—	$3,018,859
(a)All of the amounts reported in this column for Ms. Wilson are also included within the amount reported for that officer in the Summary
Compensation Table.
(b)None of the amounts reported in this column are reported in the All Other Compensation column of the Summary Compensation Table because the Company does not pay guaranteed or preferential earnings on deferred compensation.
(c)Amounts reported in this column for each NEO include amounts previously reported in the Company’s Summary Compensation Table in previous years when earned if that NEO’s compensation was required to be disclosed in a previous year.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF
CONTROL
TERMINATION
As described in more detail above under the heading “Severance Agreements with NEOs,” we have entered into certain agreements and maintain certain plans that may require us in the future to make certain payments and provide certain benefits in the event of a termination of employment.
For purposes of the table below, a hypothetical termination without “cause” or resignation for “good reason” is assumed to have occurred as of December 28, 2024, the last day of fiscal 2024. The table below indicates the payment and provision of other benefits that would be owed to each of our NEOs as the result of such a termination, as well as unvested performance-based restricted stock that is eligible for “retirement” treatment under the applicable award agreements. There can be no assurance that a termination of employment of any of our NEOs would produce the same or similar results as those set forth below on any other date. The terms “without cause” and “good reason” are defined in the agreements with our executives and summarized above under the heading “Severance Agreements with
NEOs.” In addition, in the table below, we have included the potential vesting of performance-based restricted stock for those executives who are eligible to receive “retirement” treatment for those outstanding awards. Under the award agreements for the outstanding performance-based restricted stock grants, a recipient is eligible for “retirement” treatment if the executive ends his or her employment with the Company on or after the date that they have reached age 60 and completed at least five years of service with the Company (but only to the extent that circumstances constituting
“Cause”, as defined under the agreement, do not exist). For awards that receive “Retirement”
treatment, the executive is eligible to receive pro-rated vesting (if any) of the performance-based restricted stock (calculated based on the number of days the executive worked at the Company from the grant date through the retirement date) subject to the ultimate achievement, by the Company, of the performance metrics under the applicable award agreements.

	Richard F. Westenberger	Kendra D. Krugman	Allison M. Peterson	Raghu R. Sagi	Michael D. Casey	Brian J. Lynch
Base Salary	$775,000	$775,000	$750,000	$600,000	$2,680,000	$—
Cash Incentive Compensation (a)	33,000	33,000	13,700	15,300	100,500	—
Health and Other Benefits	17,538	6,533	16,502	16,502	35,073	15,915
Retirement Treatment of Performance-Based Restricted Stock (b)	—	—	—	—	4,238,309	1,206,072
Total	$825,538	$814,533	$780,202	$631,802	$7,053,882	$1,221,987
(a)Cash incentive compensation calculations are based on cash incentive compensation targets achieved in fiscal 2024 described in more detail under the heading “Annual Cash Incentive Compensation” above.
(b)Calculated based on the closing stock price ($54.43) of the Company’s stock on the last trading day (December 27, 2024) of the Company 2024 fiscal year, and assuming that the Committee certifies performance at “Target” under the applicable award agreements for the performance-based restricted stock.
In connection with Mr. Lynch's retirement in February 2024, the Company entered into a consulting agreement with Mr. Lynch pursuant to which Mr. Lynch served as a consultant to the Company following his retirement to assist with an orderly transition. The consulting agreement provides for, among other things: (i) a term of twelve months concluding on March 1, 2025; and (ii) a consulting fee of $125,000 per month payable by the Company to Mr. Lynch for the consulting services provided to the Company during the period of the consulting agreement, which consulting services include consultations with executive officers and other management personnel of the Company related to the business of the Company and assistance with leadership transitions at the Company.
In connection with Mr. Casey's retirement in February 2025, Carter's and Mr. Casey entered into a
Retirement Agreement and Release, dated February 20, 2025. Under the Retirement Agreement and
Release, Mr. Casey received accelerated vesting of his outstanding unvested restricted stock awards and pro-rated vesting of his performance share awards issued in 2023 and 2024 (subject to the attainment of the performance metrics under those awards).

CHANGE OF CONTROL AND TERMINATION FOLLOWING CHANGE OF CONTROL
In the event of a change of control, which is defined under the Equity Incentive Plan and individual awards as a “Covered Transaction”, all unvested stock options and all unvested shares of time-based restricted stock will fully vest, and all unvested shares of performance-based restricted stock will vest at their respective “target” amounts. In addition, as described in more detail above under the heading
“Severance Agreements with NEOs,” we have entered into certain agreements that may require us to make certain payments and provide certain benefits to our NEOs in the event of their termination in relation to a change of control (with “change of control” defined in each executive’s severance agreement).
For purposes of the table below, we have assumed that all unvested stock options, and all unvested shares of time-based restricted stock and performance-based restricted stock, have fully vested immediately prior to a change of control on December 28, 2024, the last day of fiscal 2024, and that a termination without “Cause” (as defined under the Equity Incentive Plan) occurred immediately following a change of control on December 28, 2024. The estimated benefit amount for unvested options was calculated by multiplying the number of in-the-money unvested options held by the applicable NEO by the difference between the closing price of our common stock on December 27, 2024
(which was the last trading day before the end of fiscal 2024), as reported by the NYSE, which was
$54.43, and the exercise price of the option. The estimated benefit amount of unvested restricted stock was calculated by multiplying the number of restricted shares held by the applicable NEO by the closing price of our common stock on December 27, 2024 (which was the last trading day before the end of fiscal 2024), as reported by the NYSE, which was $54.43. As noted in our Compensation Discussion &
Analysis section, effective February 15, 2024, the Company amended its Equity Incentive Plan to include double-trigger change of control provisions to more closely-align the Company's pay practices with market practice. For equity awards in fiscal 2024 and beyond, the vesting of the awards will be accelerated if either (1) the surviving entity does not provide replacement awards that meet criteria as set forth in the Equity Incentive Plan or, if applicable, the award agreement (referred to as “qualifying replacement awards”), or (2) the surviving entity provides qualifying replacement awards, but there is a termination of employment for Cause or resignation for Good Reason (as defined in the Equity Incentive
Plan) within two years after the change in control.
There can be no assurance that a change of control would produce the same or similar results as those set forth below on any other date or at any other price. These amounts do not include vested stock options, vested shares of time-based restricted stock, or vested shares of performance-based restricted stock. For a list of earned vested stock options, see the “Outstanding Equity Awards at Fiscal
2024 Year-End” table beginning on page 57.

	Richard F. Westenberger	Kendra D. Krugman	Allison M. Peterson	Raghu R. Sagi	Michael D. Casey	Brian J. Lynch
Base Salary	$1,550,000	$1,550,000	$1,500,000	$1,200,000	$4,020,000	$—
Cash Incentive Compensation (a)	33,000	33,000	13,700	15,300	100,500	—
Health and Other Benefits	35,075	13,066	33,004	33,004	52,609	26,525
Stock Value	1,264,844	1,711,279	2,172,846	788,364	5,822,976	—
Total	$2,882,919	$3,307,345	$3,719,550	$2,036,668	$9,996,085	$26,525
(a)Cash incentive compensation calculations are based on cash incentive compensation targets achieved in fiscal 2024 described in more detail under the heading “Annual Cash Incentive Compensation” above.

PAY RATIO DISCLOSURE
The following information about the relationship between the compensation of our employees and the compensation of Mr. Casey, our former Chief Executive Officer (our Principal Executive Officer, or “PEO,”
for fiscal 2024), is provided in compliance with the requirements of Item 402(u) of Regulation S-K (the
“Pay Ratio Disclosure Requirement”). In fiscal 2024, the total compensation of our median-
compensated employee was $12,008.
We selected a new Median Employee in fiscal 2024 due to last year’s median employee’s substantial change in hours worked for the Company.
Our Median Employee is a part-time employee at one of our U.S. retail store locations whose annual total compensation for fiscal 2024 (as calculated pursuant to Item 402(c)(2)(x) of Regulation S-K) was $12,008.
The annual total compensation for fiscal 2024 for our PEO was $9,146,769. The resulting ratio of our PEO’s pay to the pay of our Median Employee for fiscal 2024 was 762:1.
METHODOLOGY TO IDENTIFY OUR MEDIAN EMPLOYEE
In order to identify our Median Employee, we began with a list of all of our employees, world-wide, who were employed by Carter’s or one of its wholly-owned subsidiaries on October 1, 2024. Of these employees, approximately 37% were full-time employees, 47% were part- time employees, and 15%
were seasonal or temporary employees. Approximately 75% of our employees were employed in our retail stores in North America, and approximately 79% of those retail employees were part-time.
We then calculated each employee’s compensation for 2024. When making this calculation, we:
•consistently used each employee’s total salary for the 2024 calendar year as stated on the gross compensation line on their Form W-2 (or international equivalent);
•annualized salaries for those full-time and part-time employees that were not employed for the full calendar year of 2024 (but we did not annualize seasonal or temporary employee data);
•excluded benefits, such as health care contributions; and
•for compensation paid in currencies other than U.S. dollars, applied an exchange rate into
U.S. dollars that was based on rates published by xe.com on October 1, 2024.

PAY VERSUS PERFORMANCE DISCLOSURE
As required by Section 953(a) of the Dodd-Frank Act and Item 402(v) of Regulation S-K, the table summarizing executive compensation paid versus financial performance measures for our five most recently completed fiscal years is set forth below:

Year (a)					Value of Initial Fixed $100 investment based on:
	Summary Compensation Table Total for PEO (b)	Compensation Actually Paid to PEO(1) (c)	Average Summary Compensation Table Total for Non-PEO NEOs (d)	Average Compensation Actually Paid to Non-PEO NEOs(2) (e)	Total Shareholder Return(3) (f)	Peer Group Total Shareholder Return(4) (g)	Net Income (dollars in thousands)(5) (h)	Adjusted Operating Income (dollars in thousands) (6) (i)
2024	$9,146,769	$2,030,618	$2,242,388	$586,590	$57.59	$69.31	$185,509	$286,550
2023	10,088,133	7,858,875	3,061,079	2,624,467	75.89	73.34	232,500	327,816
2022	8,606,754	4,760,564	2,264,230	1,619,056	72.36	67.87	250,038	388,171
2021	11,056,385	13,931,119	3,801,288	4,249,437	94.49	103.90	339,748	500,764
2020	7,297,118	(185,504)	1,648,590	579,698	86.62	92.36	109,717	279,764
(1)The dollar amounts reported in the column “Compensation Actually Paid to PEO” (column (c)) represent the amount of Compensation Actually to Michael
Casey, our former CEO, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to the CEO during the applicable year. To calculate CAP to the CEO, for each of the years shown, the following amounts were deducted from and added to Summary Compensation Table  total compensation:

	PEO Summary Compensation Table Total to Compensation Actually Paid Reconciliation
Year	Summary Compensation Table Total	Deductions from Summary Compensation Table Total(i)	Equity Award Adjustments(ii)	Compensation Actually Paid
2024	$9,146,769	$(6,976,664)	$(139,487)	$2,030,618
2023	10,088,133	(6,500,098)	4,270,840	7,858,875
2022	8,606,754	(6,500,136)	2,653,947	4,760,564
2021	11,056,385	(6,500,323)	9,375,057	13,931,119
2020	7,297,118	(6,000,392)	(1,482,230)	(185,504)
(i)Represents the grant date fair value of equity-based awards granted each year, as shown in the Stock Awards column of the Summary Compensation
Table.
(ii)Reflects the value of equity-based awards calculated in accordance with the SEC methodology for determining Compensation Actually Paid for each year shown under generally accepted accounting principles. The fair value of our performance-based restricted stock is calculated based on the probable outcome of the performance conditions determined as of the last day of the fiscal year and our closing stock price on such day. The determination of equity award adjustments to Summary Compensation Table total compensation is detailed in the supplemental table below.

	PEO Equity Component of Compensation Actually Paid

Year	Fair Value of Equity Awards Granted in the Year and Outstanding and Unvested as of Year End	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years and Outstanding and Unvested as of Year End	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that were Forfeited in the Year	Value of Dividends or other Earnings Paid on Equity Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2024	$3,470,704	$(3,882,120)	$—	$271,929	$—	$—	$(139,487)
2023	5,587,004	(1,441,983)	—	125,819	—	—	4,270,840
2022	4,923,201	(1,890,720)	—	(378,534)	—	—	2,653,947
2021	6,710,481	2,626,294	—	38,282	—	—	9,375,057
2020	2,557,575	(3,438,221)	—	(601,584)	—	—	(1,482,230)
(2)The dollar amounts reported in the column “Average Compensation Actually Paid to Non-PEO NEOs” (column (e)) represent the average amount of
Compensation Actually Paid to the non-CEO named executive officers (“Non-CEO NEOs”) as a group, as computed in accordance with Item 402(v) of
Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the Non-CEO NEOs during the applicable year. The Non-CEO NEOs reflected in columns (d) and (e) consist of the following individuals for each of the years shown: 2024—Richard Westenberger,
Kendra Krugman, Allison Peterson, Raghu Sagi, and Brian Lynch; 2023—Richard Westenberger, Brian Lynch, Kendra Krugman, and Julie D'Emilio; 2022—
Richard Westenberger, Brian Lynch, Patrick Moore, and Kendra Krugman; 2021—Richard Westenberger, Brian Lynch, Patrick Moore, and Peter Smith; 2020—

Richard Westenberger, Brian Lynch, Patrick Moore, and Peter Smith. To calculate Compensation Actually Paid to our Non-CEO NEOs for each of the years shown, the following amounts were deducted from and added to Summary Compensation Table total compensation.

	Average Non-PEO NEOs Summary Compensation Table Total to Compensation Actually Paid Reconciliation*
Year	Summary Compensation Table Total	Deductions from Summary Compensation Table Total(i)	Equity Award Adjustments(ii)	Compensation Actually Paid
2024	$2,242,388	$(1,680,057)	$24,259	$586,590
2023	3,061,079	(1,662,929)	1,226,317	2,624,467
2022	2,264,230	(1,313,039)	667,866	1,619,056
2021	3,801,288	(1,987,866)	2,436,014	4,249,437
2020	1,648,590	(887,992)	(180,899)	579,698
*Amounts in rows may not add exactly to the total due to rounding.
(i)Represents the grant date fair value of equity-based awards granted each year, as shown in the Stock Awards column of the Summary Compensation
Table.
(ii)Reflects the value of equity-based awards calculated in accordance with the SEC methodology for determining CAP for each year shown under generally accepted accounting principles. The fair value of our performance-based restricted stock is calculated based on the probable outcome of the performance conditions determined as of the last day of the fiscal year and our closing stock price on such day. The determination of equity award adjustments to SCT total compensation is detailed in the supplemental table below.

		Average Non-PEO NEOs Equity Component of Compensation Actually Paid
Year	Fair Value of Equity Awards Granted in the Year and Outstanding and Unvested as of Year End	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years and Outstanding and Unvested as of Year End	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that were Forfeited in the Year	Value of Dividends or other Earnings Paid on Equity Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2024	1,140,756	(919,949)	—	124,924	(321,472)	—	24,259
2023	1,476,966	(269,558)	—	18,909	—	—	1,226,317
2022	994,495	(272,340)	—	(54,289)	—	—	667,866
2021	2,052,134	372,284	—	11,596	—	—	2,436,014
2020	378,538	(487,886)	—	(71,551)	—	—	(180,899)
(3)The amounts in the column “Total Shareholder Return” (column (f)) are calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming reinvestment of all dividends, if any, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.
(4)Represents the weighted peer group Total Shareholder Return, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the S&P Composite 1500 Apparel, Accessories & Luxury
Goods.
(5)The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.
(6)Management defines and calculates Adjusted Operating Income as Operating Income as calculated under generally accepted accounting principles, excluding infrequent or extraordinary items. Adjusted Operating Income is a non-GAAP measure. A reconciliation of Operating Income to Adjusted
Operating Income can be found in the Appendix to this Proxy Statement.
PAY VERSUS PERFORMANCE LIST OF IMPORTANT FINANCIAL MEASURES
The list below consists of our most important performance measures used to link “Compensation
Actually Paid” to our NEOs for our performance, over the fiscal year ending December 28, 2024. These measures are used to determine annual incentive payouts and are also key metrics under our performance-based restricted stock awards. The performance measures included in this list are not ranked by relative importance:
•Net Sales
•Adjusted Operating Income
•Adjusted Diluted EPS
•Operating Cash Flow

Net Sales and Operating Cash Flow are calculated in accordance with generally accepted accounting principles. As noted above, management defines and calculates Adjusted Operating Income as Operating
Income as calculated under generally accepted accounting principles, excluding infrequent or extraordinary items, and management defines Adjusted Diluted EPS as Diluted EPS as calculated under generally accepted accounting principles, excluding infrequent or extraordinary items.
PAY VERSUS PERFORMANCE DESCRIPTIVE DISCLOSURE
Actual compensation paid ultimately depends on 1) the ability to meet the specific Company targets (net sales, adjusted operating income, adjusted diluted EPS, and operating cash flow) and/or the progress in meeting the specific Company targets and 2) the performance of the Company’s stock price.
The following graph summarizes the relationship between Total Shareholder Return (“TSR”) and executive compensation actually paid to the CEO and the Non-CEO NEOs and the relationship between the TSR of the Company and its peer group over the last four completed years:
The following graph summarizes the relationship between the adjusted operating income and net income performance measures included in the table and the executive compensation actually paid to the CEO and the Non-CEO NEOs over the last four completed years:

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS, AND
CERTAIN CONTROL PERSONS
The Company has a written policy that requires all transactions with related persons required to be disclosed under Item 404(a) of Regulation S-K, promulgated under the Exchange Act, to be reviewed by our Chief Financial Officer and General Counsel (or their designees) with our Audit
Committee and approved by our Audit Committee. There were no such transactions during fiscal
2024.
The Company considers the following to be related parties: any director or executive officer of the
Company; any nominee for election as a director; any security holder who is known to the Company to own more than five percent of any class of the Company’s voting securities; and any member of the immediate family of any of the parties listed above including such party’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, and brothers and sisters-in-law.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,
DIRECTORS, AND EXECUTIVE OFFICERS
The following table sets forth the number of shares of Carter’s common stock owned by each of the following parties as of the record date of March 20, 2025, or as of such other date as indicated: (a) each person known by Carter’s to own beneficially more than five percent of the outstanding common stock;
(b) our NEOs; (c) each director; and (d) all directors and executive officers as a group. Unless otherwise indicated below, the holder’s address is 3438 Peachtree Road NE, Suite 1800, Atlanta, Georgia 30326.

Name of Beneficial Owner	Shares	Percent
BlackRock, Inc. (1)	4,442,539	12.3%
The Vanguard Group, Inc. (2)	3,652,006	10.1%
JPMorgan Chase & Co. (3)	2,838,591	7.8%
First Trust Portfolios L.P. (4)	1,952,194	5.4%
Michael D. Casey (5)	529,859	1.5%
Kendra D. Krugman (5)	100,861	*
Brian J. Lynch (5)	16,880	*
Douglas C. Palladini (6)	*	*
Allison M. Peterson (5)	55,280	*
Raghu R. Sagi (5)	29,844	*
Richard F. Westenberger (5)	162,157	*
Rochester Anderson, Jr. (7)	8,628	*
Jeffrey H. Black (7)	8,628	*
Hali Borenstein	12,519	*
Luis Borgen	8,996	*
Jevin S. Eagle	18,241	*
Mark P. Hipp	12,509	*
William J. Montgoris	45,203	*
Stacey S. Rauch (7)	8,628	*
Gretchen W. Schar	13,066	*
Stephanie P. Stahl (7)	8,628	*
All directors, including nominees, and current executive officers as a group (20 persons) (5)	733,405	2.0%
*Indicates less than 1% of our common stock.
(1)This information is based on Schedule 13G, filed with the SEC on January 8, 2025. BlackRock, Inc. has sole voting power covering
4,358,831 shares and sole dispositive power covering 4,442,539 shares of our common stock. The address for BlackRock, Inc. is 50
Hudson Yards, New York, NY 10001.
(2)This information is based on Schedule 13G/A filed with the SEC on June 10, 2024. The Vanguard Group, Inc. has sole dispositive power covering 3,597,707 shares of our common stock, shared voting power covering 12,591 shares of our common stock, and shared dispositive power covering 54,299 shares of our common stock. The address for The Vanguard Group, Inc. is 100 Vanguard
Boulevard, Malvern, PA 19355.
(3)This information is based on Schedule 13G/A, filed with the SEC on February 11, 2025. JPMorgan Chase & Co. has sole voting power covering 2,762,903 shares and sole dispositive power covering 2,838,327 shares of our common stock. The address for JPMorgan
Chase & Co. is 383 Madison Avenue, New York, NY 10179.
(4)This information is based on a joint Schedule 13G, filed with the SEC on January 31, 2025. First Trust Portfolios L.P. has shared dispositive power covering 5,211 shares of our common stock. First Trust Advisors L.P. has shared voting power covering 1,964,195 shares and shared dispositive power covering 1,952,194 shares of our common stock. The Charger Corporation has shared voting power covering 1,964,195 shares and shared dispositive power covering  1,952,194 shares of our common stock. The address for First
Trust Portfolios L.P., First Trust Advisors L.P., and The Charger Corporation is 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

(5)This amount includes the (a) number of shares subject to exercisable stock options, including stock options that will become exercisable during the 60 days after March 20, 2025, and (b) shares of unvested restricted stock and unvested performance-based restricted stock. See the detail for each NEO and all current executive officers as a group below.

Name	Owned & Vested Common Stock	Exercisable Stock Options	Restricted Common Stock	Unvested Performance- Based Restricted Stock
Richard F. Westenberger	70,130	17,268	55,139	19,620
Kendra D. Krugman	24,684	13,028	48,593	14,556
Allison M. Peterson	—	—	55,280	—
Raghu R. Sagi	—	—	29,844	—
Michael D. Casey	283,547	162,768	—	83,544
Brian J. Lynch	—	—	—	16,880
All current executive officers as a group	378,361	193,064	188,856	134,600
(6)After the record date, on April 3, 2025, Mr. Palladini received a $7,000,000 sign-on equity grant, with 50% of the grant in the form of time-based restricted stock and 50% in the form of performance-based restricted stock. For additional information, see the section “Compensation Discussion and Analysis -  Appointment of Chief Executive Officer & President”.
(7)Each of Messrs. Anderson and Black and Mses. Rauch and Stahl (who each hold 1,975 shares of restricted stock) are the only independent directors who hold restricted stock.

DELINQUENT SECTION 16 REPORTS
Section 16(a) of the Securities Exchange Act requires that the Company’s executive officers and directors, and persons who beneficially own more than ten percent (10%) of the Company’s common stock, file initial reports of ownership and changes in ownership with the SEC. Based on a review of the copies of such forms furnished to the Company with respect to fiscal 2024, the Company believes that all forms were filed in a timely manner during fiscal 2024, with the exception of one (1) Form 4 filed on March 22,
2024 reporting the sales of shares by Mark P. Hipp on March 6, 2024.

PROPOSAL NUMBER TWO
ADVISORY VOTE ON APPROVAL OF EXECUTIVE
COMPENSATION
The Compensation Discussion and Analysis section of this proxy statement beginning on page 34 describes Carter’s executive compensation program and the compensation decisions that the
Compensation and Human Capital Committee and Board of Directors made in fiscal 2024 with respect to the compensation of Carter’s NEOs.
Carter's is committed to achieving long-term, sustainable growth and increasing shareholder value.
Carter’s compensation program for its NEOs is designed to support these objectives and encourage strong financial performance on an annual and long-term basis by linking a significant portion of the
NEOs’ total direct compensation to Carter's performance in the form of incentive compensation.
The Board of Directors is asking shareholders to cast a non-binding, advisory vote FOR the following resolution:
“RESOLVED, that the compensation paid to Carter’s NEOs, as disclosed in Carter’s Proxy
Statement for the 2025 Annual Meeting of Shareholders, including the Compensation Discussion &
Analysis, compensation tables and narrative discussion, is hereby APPROVED.”
This proposal is commonly referred to as the “say-on-pay” vote and is required pursuant to Section 14A of the Exchange Act. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the policies and practices described in this proxy statement.
Although the vote we are asking you to cast is non-binding, the Compensation & Human Capital
Committee and the Board value the views of our shareholders and intend to consider the outcome of the vote when determining future compensation arrangements for our NEOs.
The Board recommends a vote FOR the
approval of compensation of Carter’s
NEOs as disclosed in this proxy
statement.
VOTE REQUIRED
Because this Proposal Number Two asks for a non-binding, advisory vote, there is no required vote that would constitute approval. We value the opinions expressed by our shareholders in this advisory vote, and our Compensation & Human Capital Committee will consider the outcome of the vote when designing our compensation programs and making future compensation decisions for our NEOs.
Abstentions and broker non-votes, if any, will not have any impact on this advisory vote.

AUDIT COMMITTEE REPORT
The Audit Committee reviews the Company’s accounting, auditing, and financial reporting process on behalf of the Board. The Audit Committee’s charter is available in the investor relations section of our website at ir.carters.com. Management has the primary responsibility for establishing and maintaining adequate internal financial controls, for preparing the financial statements, and for the public reporting process. PricewaterhouseCoopers LLP (“PwC”), the Company’s independent registered public accounting firm, is responsible for expressing opinions on the conformity of the Company’s audited consolidated financial statements with accounting principles generally accepted in the United States and on the effectiveness of the Company’s internal control over financial reporting.
In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the Company’s audited financial statements for the year ended December 28, 2024 with management, including a discussion of the quality of financial reporting, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee also discussed with PwC the matters required to be discussed by Auditing Standard No. 1301, as adopted by the Public Company
Accounting Oversight Board, relating to communication with audit committees.
In addition, the Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company
Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and discussed with PwC its independence from the Company and the Company’s management.
Based on the reviews and discussions described in the preceding paragraphs, the Audit Committee recommended to the Board that the audited financial statements of the Company be included in the
Annual Report on Form 10-K for filing with the SEC.
Submitted by the Audit Committee
Ms. Gretchen W. Schar, Chairperson
Mr. Jeffrey H. Black
Mr. Luis Borgen
Mr. Mark P. Hipp
Ms. Stacey S. Rauch
The Audit Committee Report does not constitute soliciting material and shall not be deemed to be filed or incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the
Exchange Act, except to the extent that we specifically incorporate the Audit Committee Report by reference therein.

PROPOSAL NUMBER THREE
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
The Audit Committee of the Board has appointed PwC to serve as Carter’s independent registered public accounting firm for fiscal 2025. The Board is submitting the appointment of PwC as Carter’s independent registered public accounting firm for shareholder ratification and recommends that shareholders ratify this appointment. The Board recommends that shareholders ratify this appointment at the Annual
Meeting. Shareholder ratification of the appointment of PwC is not required by law or otherwise. The
Board is submitting this matter to shareholders for ratification because the Board believes it to be a good corporate governance practice. If the shareholders do not ratify the appointment, the Audit Committee may reconsider whether or not to retain PwC. Even if the appointment is ratified, the Audit Committee may appoint a different independent registered public accounting firm at any time during the year if, in its discretion, it determines that such a change would be in Carter’s best interest and that of Carter’s shareholders. A representative of PwC is expected to virtually attend the Annual Meeting, and he or she will have the opportunity to make a statement and will be available to respond to appropriate questions.
For additional information regarding Carter’s relationship with PwC, please refer to the Audit Committee
Report above.
The Audit Committee has also adopted policies and procedures for pre-approving all non-audit work performed by PwC. The Audit Committee has pre-approved the use, as needed, of PwC for specific types of services that fall within categories of non-audit services, including various tax services. The
Audit Committee receives regular updates as to the fees associated with the services that are subject to pre-approval. Services that do not fall within a pre-approved category require specific consideration and pre-approval by the Audit Committee. All services rendered by PwC in the table below were pre-
approved by the Audit Committee.
The aggregate fees that Carter's incurred for professional services rendered by PwC for fiscal years 2024 and 2023 were as follows:

	2024	2023
Audit Fees	$2,331,100	$2,079,000
Tax Fees	155,000	—
All Other Fees	2,000	4,500
Total Fees	$2,488,100	$2,083,500
•Audit Fees for fiscal years 2024 and 2023 were for professional services rendered for the integrated audit of the consolidated financial statements and internal control over financial reporting of
Carter's, other auditing procedures related to goodwill and intangible asset impairment testing, and related out-of-pocket expenses.
•Tax Fees for fiscal year 2024 were for tax compliance services. There were no tax fees for fiscal 2023.
•All Other Fees for fiscal years 2024 and 2023 consisted of software license fees.

The Board recommends a vote FOR the ratification of the appointment of PricewaterhouseCoopers
LLP as the Company’s independent registered public accounting firm for fiscal 2025.
VOTE REQUIRED
The approval of Proposal Number Three requires the affirmative vote of a majority of the votes properly cast at our Annual Meeting. Abstentions will not affect the outcome of this proposal. A broker or other nominee will generally have discretionary authority to vote on this proposal because it is considered a routine matter, and, therefore, we do not expect broker non-votes with respect to this proposal.

OTHER MATTERS
As of the date of this proxy statement, we know of no business that will be presented for consideration at the Annual Meeting, other than the items referred to above. If any other matter is properly brought before the Annual Meeting for action by shareholders, proxies in the enclosed form returned to Carter's will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.
* * *
The following performance graph and return to shareholders information shown below are provided pursuant to Item 201(e) of Regulation S-K promulgated under the Exchange Act. The graph and information are not deemed to be “filed” under the Exchange Act or otherwise subject to liabilities thereunder, nor are they to be deemed to be incorporated by reference in any filing under the
Securities Act or Exchange Act unless we specifically incorporate them by reference.

QUESTIONS AND ANSWERS ABOUT THE 2025 ANNUAL
MEETING
1. WHY AM I RECEIVING THIS PROXY STATEMENT?
The Board of Directors (the “Board”) of Carter’s, Inc. (“we,” “us,” “our,” “Carter’s,” or the “Company”) is
soliciting proxies for our virtual 2025 Annual Meeting of Shareholders on May 15, 2025, at 1:00 p.m.
Eastern Time (the “Annual Meeting”). This proxy statement and accompanying proxy card are being mailed on or about April 4, 2025, to shareholders of record as of March 20, 2025, the record date (the
“Record Date”) for the Annual Meeting.
You are receiving this proxy statement because you owned shares of Carter’s common stock on the
Record Date and are therefore entitled to vote at the Annual Meeting. By use of a proxy, you can vote regardless of whether or not you attend the Annual Meeting. This proxy statement provides information on the matters on which the Board would like you to vote so that you can make an informed decision.
2. WHAT IS THE PURPOSE OF THE ANNUAL MEETING?
The purpose of the Annual Meeting is to address the following business matters:
1.Election of the 11 nominated directors (see page 26);
2.Advisory approval of the compensation for our named executive officers for 2024 (“NEOs”) (the “say-
on-pay” vote) (see page 73);
3.Ratification of the appointment of PricewaterhouseCoopers LLP (“PwC”) as Carter’s
independent registered public accounting firm for fiscal 2025 (see page 75); and
4.All other business that may properly come before the meeting.
3. WHO IS ASKING FOR MY VOTE?
Carter's is soliciting your proxy on behalf of the Board and is paying for the costs of this solicitation and proxy statement. Okapi Partners LLC has been retained by the Company to assist in the solicitation of proxies for a base fee not to exceed $12,500, (with select additional campaign services to be provided if requested at an additional fee), plus reimbursement for out-of-pocket expenses, to be borne by the
Company.
4. WHO CAN ATTEND THE ANNUAL MEETING?
All shareholders of record, or their duly appointed proxies, may attend the virtual Annual Meeting.
Beneficial holders who hold shares “in street name” may also be admitted to the virtual Annual Meeting, provided they obtain the appropriate control number from their broker or other nominee in order to access the virtual meeting. As of the Record Date, there were 36,237,114 shares of common stock issued and outstanding.
In order to attend the Annual Meeting, you must register at www.proxydocs.com/CRI. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Annual Meeting and the ability to vote and submit questions during the Annual Meeting.
As part of the registration process, you must enter the control number located on your proxy card or voting instruction form. If you are a beneficial owner of shares registered in the name of a broker, bank or other nominee, you will also need to provide the registered name on your account and the name of your broker, bank or other nominee as part of the registration process.
On the day of the Annual Meeting, May 15, 2025, shareholders may begin to login to the virtual Annual
Meeting fifteen minutes prior to the meeting, which will begin promptly at 1:00 p.m. Eastern Time.

5. HOW WILL THE VIRTUAL MEETING WORK?
We have designed the format of the Annual Meeting to provide our shareholders with the same rights and opportunities to participate as they would have at an in-person meeting.
During the Annual Meeting, we will hold a question and answer session during which we intend to answer questions submitted during the meeting that are pertinent to Carter's, as time permits, and in accordance with our Rules and Procedures for Conduct of the Annual Meeting. On the day of and during the Annual Meeting, you can view our Rules and Procedures for Conduct of the Annual Meeting and
submit any questions on the virtual meeting platform by using your unique link included in the email that you will receive one hour prior to the start of the Annual Meeting. Answers to any questions not addressed during the meeting will be posted following the meeting on the Investor Relations page of our website at ir.carters.com. Questions and answers will be grouped by topic, and substantially similar questions will be answered only once. To promote fairness, efficiently use Carter’s resources, and ensure all shareholder questions are able to be addressed, we will respond to no more than three questions from any single shareholder.
Prior to and during the Annual Meeting, we will have support available to assist shareholders with any technical difficulties they may have accessing or hearing the virtual meeting. The technical support telephone number will be included in the access email you will receive one hour prior to the start of the
Annual Meeting.
6. WHAT ARE MY VOTING RIGHTS?
Each share of common stock is entitled to one vote on each matter submitted to shareholders at the
Annual Meeting.
7. WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A SHAREHOLDER OF RECORD AND AS A
BENEFICIAL OWNER “IN STREET NAME”?
If your shares are registered directly in your name with the Company’s transfer agent, Equiniti Trust
Company, you are considered the shareholder of record for these shares. As the shareholder of record, you have the right to grant your voting proxy directly to the person(s) listed on your proxy card or vote in person (virtually) at the Annual Meeting.
If your shares are held in a brokerage account or through another nominee, such as a trustee, you are considered the beneficial owner of shares held “in street name.” These proxy materials are being forwarded to you together with a voting instruction card. As a beneficial owner, you have the right to direct your broker or other nominee how to vote, and you are also invited to attend the Annual Meeting.
Because you are a beneficial owner and not the shareholder of record, you may not vote your shares in person (virtually) at the Annual Meeting unless you obtain a proxy from the broker or other nominee that holds your shares. Your broker or other nominee should have provided directions for you to instruct the broker or nominee on how to vote your shares.
8. WHAT IS A BROKER NON-VOTE?
If you are a beneficial owner whose shares are held “in street name” and you do not provide voting instructions to your broker, your shares will not be voted on any proposal as to which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” Your broker only has discretionary authority to vote on Proposal Number Three. Therefore, your broker will not have discretion to vote on any other proposal unless you specifically instruct your broker how to vote your shares by returning your completed and signed voting instruction card.

9. WHAT CONSTITUTES A QUORUM?
A quorum is the minimum number of shares required to be present to transact business at the Annual
Meeting. Pursuant to Carter’s Bylaws, the presence at the Annual Meeting, in person (not available at this virtual Annual Meeting), by proxy, or by remote communication of the holders of at least a majority of the shares issued and outstanding and entitled to vote at the Annual Meeting will constitute a quorum. Broker non-votes and abstentions will be counted as shares that are present at the meeting for purposes of determining a quorum. If a quorum is not present, the meeting will be adjourned until a quorum is obtained.
10. WHAT ARE MY CHOICES WHEN CASTING A VOTE WITH RESPECT TO THE ELECTION OF THE
ELEVEN NOMINATED DIRECTORS, AND WHAT VOTE IS NEEDED TO ELECT THE DIRECTOR
NOMINEES?
In voting on the election of the director nominees (“Proposal Number One”), shareholders may:
1.vote for any of the nominees;
2.vote against any of the nominees; or
3.abstain from voting on any of the nominees.
Pursuant to our Bylaws, a nominee will be elected if the number of votes properly cast “for” such director nominee exceed the number of votes cast “against” that nominee. Any nominee not receiving such majority, who is then serving as a director, must tender his or her resignation for consideration by the Board. Any nominee appointed to the Board, subject to shareholder approval, will not have been elected as a director at the Annual Meeting. Abstentions and broker non-votes will not have any impact on the outcome of this vote.
11. WHAT ARE MY CHOICES WHEN CASTING AN ADVISORY VOTE ON APPROVAL OF
COMPENSATION OF CARTER’S NEOS, COMMONLY REFERRED TO AS THE “SAY-ON-PAY” VOTE,
AND WHAT VOTE IS NEEDED TO APPROVE THIS PROPOSAL?
In voting on the compensation of Carter’s NEOs (“Proposal Number Two”), shareholders may:
1.vote for the approval of compensation of Carter’s NEOs, on an advisory basis, as described in this proxy statement;
2.vote against the approval of compensation of Carter’s NEOs, on an advisory basis, as described in this proxy statement; or
3.abstain from voting on compensation of Carter’s NEOs, on an advisory basis, as described in this proxy statement.
Because Proposal Number Two asks for a non-binding, advisory vote, there is no required vote that would constitute approval. We value the opinions expressed by our shareholders in this advisory vote, and our Compensation & Human Capital Committee will consider the outcome of the vote when evaluating our compensation programs and making future compensation decisions for our NEOs.
Abstentions and broker non-votes, if any, will not have any effect on this advisory vote.
12. WHAT ARE MY CHOICES WHEN VOTING ON THE RATIFICATION OF THE APPOINTMENT OF
PWC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL
2025, AND WHAT VOTE IS NEEDED TO APPROVE THIS PROPOSAL?
In voting on the ratification of PwC (“Proposal Number Three”), shareholders may:
1.vote to ratify PwC’s appointment;
2.vote against ratifying PwC’s appointment; or
3.abstain from voting on ratifying PwC’s appointment.

The approval of Proposal Number Three requires the affirmative vote of a majority of the votes properly cast at our Annual Meeting. Abstentions are not considered votes cast and thus will not affect the outcome of this proposal. A broker or other nominee will generally have discretionary authority to vote on this proposal because it is considered a routine matter, and, therefore, we do not expect broker non-votes with respect to this proposal.
13. HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The Board recommends a vote:
FOR the election of the 11 nominated directors (Proposal Number One);
FOR the approval of the compensation of Carter’s NEOs, on an advisory basis, as described in this proxy statement (Proposal Number Two); and
FOR the ratification of the appointment of PwC (Proposal Number Three).
14. HOW DO I VOTE?
You may hold Company shares in multiple accounts and therefore receive more than one set of the proxy materials. To ensure that all of your shares are voted, please submit your proxy or voting instructions for each account for which you have received a set of the proxy materials.
Shares Held of Record. If you hold your shares in your own name as a holder of record with our transfer agent, Equiniti Trust Company, you may authorize that your shares be voted at the Annual Meeting in one of the following ways:

By Internet	If you received a printed copy of the proxy materials, follow the instructions on the proxy card.
By Telephone	If you received a printed copy of the proxy materials, follow the instructions on the proxy card.
By Mail	If you received a printed copy of the proxy materials, complete, sign, date, and mail your proxy card in the enclosed, postage-prepaid envelope.
In Person (Virtual)
You may also vote by attending the meeting virtually through
www.proxydocs.com/CRI. To attend the Annual Meeting and vote your shares, you must register for the Annual Meeting and provide the control number located on your proxy card.

Shares Held in Street Name. If you hold your shares through a broker, bank or other nominee (that is, in street name), you will receive instructions from your broker, bank or nominee that you must follow in order to submit your voting instructions and have your shares voted at the Annual Meeting. If you want to vote in person (virtually), you must register in advance at www.proxydocs.com/CRI. You may be instructed to obtain a legal proxy from your broker, bank or other nominee and to submit a copy in advance of the meeting. Further instructions will be provided to you as part of your registration process.
Even if you plan to attend the Annual Meeting, we recommend that you submit your proxy or voting instructions in advance of the meeting as described above so that your vote will be counted if you later decide not to attend or are unable to attend.

15. CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?
Yes. If you are a shareholder of record, you may revoke your proxy at any time before it is exercised in any of the following three methods:
•by submitting written notice of revocation to Mr. Robinson at Carter’s address set forth in the 2025
Notice of Annual Meeting;
•by submitting another proxy by telephone, over the Internet, or by mail that is later dated and, if by mail, that is properly signed; or
•by voting at the virtual Annual Meeting.
If you hold your shares through a broker or other nominee and would like to change your voting instructions, please review the directions provided to you by that broker or nominee.
16. MAY I VOTE CONFIDENTIALLY?
Yes. Our policy is to keep your individual votes confidential, except as appropriate to meet legal requirements, to allow for the tabulation and certification of votes, or to facilitate proxy solicitation.
17. WHO WILL COUNT THE VOTES?
A representative of Mediant, Inc. will count the votes and act as the inspector of election for the Annual
Meeting.
18. WHAT HAPPENS IF ADDITIONAL MATTERS ARE PRESENTED AT THE ANNUAL MEETING?
As of the date of this proxy statement, the Board knows of no matters other than those set forth herein that will be presented for determination at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting and call for a vote of shareholders, the Board intends proxies to be voted in accordance with the judgment of the proxy holders.
19. WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?
We intend to announce preliminary voting results at the Annual Meeting and publish final results in our current report on Form 8-K within four business days after the Annual Meeting.
20. WHAT IS “HOUSEHOLDING” OF THE ANNUAL MEETING MATERIALS?
The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address, by delivering a single proxy statement to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. Carter's and some brokers “household” proxy materials, delivering a single proxy statement and annual report to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, or if you are receiving multiple copies of the proxy statement and annual report and wish to receive only one, please notify your broker if your shares are held in a brokerage account, or Carter's if you hold shares registered directly in your name. You can notify Carter's by sending a written request to Mr. Robinson at Carter’s address set forth in the 2025 Notice of Annual Meeting or by calling us at (678) 791-1000.
21. HOW MAY I OBTAIN A COPY OF CARTER’S ANNUAL REPORT?
A copy of our fiscal 2024 Annual Report on Form 10-K (the “Annual Report”) accompanies this proxy statement and is available at https://ir.carters.com/financial-information/annual-reports.
Shareholders may also obtain a free copy of our Annual Report by sending a request in writing to
Mr. Robinson at Carter’s address at 3438 Peachtree Road NE, Suite 1800, Atlanta, Georgia 30326,
or by calling us at (678) 791-1000.

22. HOW DO I SUBMIT A PROPOSAL OR NOMINATE A DIRECTOR CANDIDATE FOR THE 2026
ANNUAL MEETING?
Any shareholder proposals or director nominations must be submitted in writing to our Secretary c/o
Carter's, Inc., 3438 Peachtree Road NE, Atlanta, Georgia 30326. Additional details for those submissions are as follows.
Shareholder Proposals
This section relates to shareholder proposals for the 2026 Annual Meeting other than director nominations. If you wish to nominate a director candidate, please see the section that follows under the heading “Nomination of Director Candidates”. The deadlines and requirements for submitting a shareholder proposal depend on whether the shareholder seeks to have the proposal included in the 2026
Proxy Statement using Rule 14a-8 under the Exchange Act:
•Proposals of Business Not Using Rule 14a-8: Under our Bylaws, if a shareholder wants to propose an item of business to be considered at the 2026 Annual Meeting, the shareholder must give advance written notice to our Secretary, which must be received no earlier than the close of business on January 14, 2026, and no later than the close of business on February 13, 2026. If, however, our 2026 Annual Meeting is held more than 30 days before or after May 14, 2026 (the one-year anniversary of our 2025 Annual Meeting), the notice must be received no earlier than the close of business on the 120th day before such annual meeting and no later than the close of business on the later of (1) the 90th day before such annual meeting or (2) the tenth day following the date on which the public announcement of the date of such meeting is first made by Carter's. The advance written notice must comply with all applicable statutes and regulations, as well as certain other provisions contained in our Bylaws, which generally require the shareholder to provide a brief description of the proposed business, reasons for proposing the business, and certain information about the shareholder and Carter's securities held by the shareholder.
•Proposals of Business Using Rule 14a-8: A shareholder who wants to propose an item of business to be included in our 2026 Proxy Statement using Rule 14a-8 must follow the procedures provided in Rule 14a-8. In addition, the proposal must be received by our Secretary by December 3, 2025.
Nomination of Director Candidates
This section relates to nomination of director candidates. The deadlines and requirements for director candidates recommended for consideration or nominated by a shareholder are as follows:
•Recommending a Candidate for Nominating & Corporate Governance Committee
Consideration: Any shareholder who wishes to recommend a candidate for our Nominating &
Corporate Governance committee to consider nominating as a director at the 2026 Annual
Meeting should submit a written request and related information to our Secretary no later than
December 31, 2025, in order to allow for sufficient time to consider the recommendation.
•Directly Nominating a Director Candidate Under our Bylaws: Under our Bylaws, if a
shareholder plans to directly nominate a person as a director at the 2026 Annual Meeting, the shareholder must give advance written notice of the director nomination to our Secretary, which must be received no earlier than the close of business on January 14, 2026, and no later than the close of business on February 13, 2026. If, however, our 2026 Annual Meeting is held more than 30 days before or after May 14, 2026 (the one-year anniversary of our 2025 Annual Meeting), the notice must be received no earlier than the close of business on the 120th day before such annual meeting and no later than the close of business on the later of (1) the 90th day before such annual meeting or (2) the tenth day following the date on which the public announcement of the date of such meeting is first made by Carter's. The notice must comply with all applicable statutes and regulations, as well as certain other provisions contained in our Bylaws, which generally require the shareholder to provide certain information about the proposed nominee, the shareholder, and Carter's securities held by the shareholder, the nominee, and associated persons. In addition to satisfying those advance notice and other requirements in our Bylaws within the window set forth above, any shareholder who intends to solicit proxies in support of director nominees other than the Board’s nominees must comply with the Universal Proxy Rules set forth in Rule 14a-19 under the Exchange Act.
23. WHAT DO YOU MEAN BY FISCAL YEARS IN THIS PROXY STATEMENT?
Our fiscal year ends on the Saturday, in December or January, nearest the last day of December, resulting in an additional week of results every five or six years. Fiscal 2024 (which ended on December 28, 2024),
Fiscal 2023 (which ended on December 30, 2023), Fiscal 2022 (which ended on December 31, 2022), and
Fiscal 2021 (which ended on January 1, 2022) contained 52 weeks. Fiscal 2025 (which will end on
December 27, 2025) contains 53 weeks.
24. WHO CAN HELP ANSWER MY QUESTIONS?
If you have any questions about the Annual Meeting or how to submit or revoke your proxy, or to request an invitation to the Annual Meeting (which is being held virtually), contact Mr. Robinson at
Carter’s address set forth in the 2025 Notice of Annual Meeting or by calling us at (678) 791-1000.

APPENDIX
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP MEASURES
We have provided non-GAAP adjusted operating income and diluted net income per common share measures, which exclude certain items presented below. We believe that this information provides a meaningful comparison of our results and affords investors a view of what management considers to be our core performance, and we also, from time to time, use some of these non-GAAP measures, such as adjusted operating income, as performance metrics in awards under our annual and long-term incentive compensation plans. These measures are not in accordance with, or an alternative to, generally accepted accounting principles in the U.S. (GAAP). The most comparable GAAP measures are operating income and diluted net income per common share, respectively. Adjusted operating income and diluted net income per common share should not be considered in isolation or as a substitute for analysis of our results as reported in accordance with GAAP. Other companies may calculate adjusted operating income and diluted net income per common share differently than we do, limiting the usefulness of the measure for comparisons with other companies.

	Fiscal Year Ended
	December 28, 2024		December 30, 2023		December 31, 2022		January 1, 2022		January 2 2021 (*)
(In millions, except earnings per share)	Operating Income	Diluted Net Income per Common Share	Operating Income	Diluted Net Income per Common Share	Operating Income	Diluted Net Income per Common Share	Operating Income	Diluted Net Income per Common Share	Operating Income	Diluted Net Income per Common Share
As reported (GAAP)	$254.7	$5.12	$323.4	$6.24	$379.2	$6.34	$497.1	$7.81	$189.9	$2.50
Organizational restructuring (1)	1.8	0.04	4.4	0.09	—	—	2.4	0.04	16.6	0.29
Intangible asset impairment (2)	30.0	0.63	—	—	9.0	0.17	—	—	26.5	0.46
Partial pension plan settlement (3)	—	0.02	—	—	—	—	—	—	—	—
Legal settlement (4)	—	—	—	(0.14)	—	—	—	—	—	—
Loss on extinguishment of debt (5)	—	—	—	—	—	0.38	—	—	—	—
COVID-19 expenses (5)	—	—	—	—	—	—	3.9	0.07	21.4	0.37
Retail store operating leases and other long-lived asset impairments, net (7)	—	—	—	—	—	—	(2.6)	(0.05)	7.6	0.13
Goodwill impairment (8)	—	—	—	—	—	—	—	—	17.7	0.40
As adjusted	$286.6	$5.81	$327.8	$6.19	$388.2	$6.90	$500.8	$7.87	$279.8	$4.16
(*)    Fiscal year 2020 included 53 weeks, compared to 52 weeks in fiscal 2024, 2023, 2022, and 2021.

(1)Related to charges for organizational restructuring in fiscal 2024. Fiscal 2023 relates to charges for organizational restructuring and related corporate office lease amendment actions. Fiscal 2021 and 2020 amounts relate to certain lease exit, severance and related costs resulting from restructuring actions (not related to COVID-19).
(2)Related to a non-cash impairment charge on the OshKosh indefinite-lived tradename asset in fiscal 2024. Fiscal 202 write-down relates to Skip Hop tradename asset. Fiscal 2020 write-down relates to OshKosh and Skip Hop tradename assets.
(3)Related to a non-cash partial pension settlement charge in the fiscal in 2024.
(4)In fiscal 2023, a pre-tax adjustment of approximately $6.9 million ($5.3 million net of tax, or $0.14 per diluted share) was made related to a gain on a court-approved settlement in December 2023.
(5)In fiscal 2022, a pre-tax adjustment of approximately $19.9 million ($15.2 million net of tax, or $0.38 per diluted share) was made related to a loss on extinguishment of debt in fiscal 2022.
(6)Net expenses incurred due to the COVID-19 pandemic.
(7)Impairments include an immaterial gain on the remeasurement of retail store operating leases.
(8)Goodwill impairment charge recorded in the International segment.
Note:  Results may not be additive due to rounding.

carter's®

P.O. BOX 8016, CARY, NC 27512-9903

Your vote matters!

Have your ballot ready and please use one of the methods below for **easy voting:**

Your control number

Have the 12 digit control number located in the box above available when you access the website and follow the instructions.

Carter's, Inc.

Annual Meeting of Stockholders

For Stockholders of record as of March 20, 2025

Wednesday, May 14, 2025 1:00 PM, Eastern Time

Meeting to be held via the Internet- please visit http://www.proxydocs.com/CRI

YOUR VOTE IS IMPORTANT!
PLEASE VOTE BY: 1:00 PM, Eastern Time, May 14, 2025.

Internet:
www.proxypush.com/CRI
- Cast your vote online
- **Have your Proxy Card ready**
- Follow the simple instructions to record your vote

Phone:
1-866-649-0070
- Use any touch-tone telephone
- **Have your Proxy Card ready**
- Follow the simple recorded instructions

Mail:
- Mark, sign and date your Proxy Card
- Fold and return your Proxy Card in the postage-paid envelope provided

Virtual:
You must register to attend the meeting online and/or participate at www.proxydocs.com/CRI

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Richard F. Westenberger and Antonio D. Robinson (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Carter's, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved carter's®

Carter's, Inc. Annual Meeting of Stockholders

Please make your marks like this: ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2 AND 3

	PROPOSAL	YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS
1.	Election of 11 nominated directors.				
		FOR	AGAINST	ABSTAIN	
	1.01 Rochester Anderson, Jr.	☐	☐	☐	**FOR**
	1.02 Jeffrey H. Black	☐	☐	☐	**FOR**
	1.03 Hali Borenstein	☐	☐	☐	**FOR**
	1.04 Luis Borgen	☐	☐	☐	**FOR**
	1.05 Jevin S. Eagle	☐	☐	☐	**FOR**
	1.06 Mark P. Hipp	☐	☐	☐	**FOR**
	1.07 William J. Montgoris	☐	☐	☐	**FOR**
	1.08 Douglas C. Palladini	☐	☐	☐	**FOR**
	1.09 Stacey S. Rauch	☐	☐	☐	**FOR**
	1.10 Gretchen W. Schar	☐	☐	☐	**FOR**
	1.11 Stephanie P. Stahl	☐	☐	☐	**FOR**
		FOR	AGAINST	ABSTAIN	
2.	Advisory approval of compensation of our named executive officers.	☐	☐	☐	**FOR**
3.	Ratification of appointment of PricewaterhouseCoopers LLP as Carter's independent registered public accounting firm for fiscal 2025.	☐	☐	☐	**FOR**
4.	In addition, at the Annual Meeting we will conduct any other business that may properly come before the meeting.				

You must register to attend the meeting online and/or participate at www.proxydocs.com/CRI

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable)   Date   Signature (if held jointly)   Date